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                                                                   EXHIBIT 10.28
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                             GROUND LEASE AGREEMENT

                                 By and Between

                          MOYER PACKING COMPANY, Lessor

                                       and

                           BIOPURE CORPORATION, Lessee
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE ONE:    LEASE OF PROPERTY - TERMS OF LEASE ........................    1
Section 1.01.   LEASE OF PREMISES .........................................    1
Section 1.02.   HABENDUM ..................................................    1
Section 1.03.   TERM ......................................................    1
Section 1.04.   WARRANTY OF PEACEFUL POSSESSION ...........................    1

ARTICLE TWO:    DEFINITIONS ...............................................    2
Section 2.01.   DEFINITIONS ...............................................    2
"Affiliate" ...............................................................    2
"Applicable Laws" .........................................................    2
"Award" ...................................................................    2
"Blood Supply Agreement" ..................................................    2
"Business Day" ............................................................    2
"Commencement of Construction" ............................................    2
"Commencement of the Term" ................................................    2
"Date of Opening" .........................................................    2
"Event of Default" ........................................................    3
"Expiration Date" .........................................................    3
"Facilities" ..............................................................    3
"Facility Equipment" ......................................................    3
"Force Majeure" ...........................................................    3
"Foreclosure" .............................................................    3
"Governmental Authority" ..................................................    3
"Hazardous Materials" .....................................................    3
"Holiday" .................................................................    4
"Interest" ................................................................    4
"Lessor's Interest" .......................................................    4
"Lessor's Representative" .................................................    4
"Notice of First Offer" ...................................................    4
"Offer"/"Offeror" .........................................................    4
"Permitted Assignee" ......................................................    4
"Person" ..................................................................    4
"Premises" ................................................................    4
"Purchase Price" ..........................................................    4
"Qualified Broker" ........................................................    4
"Rent" ....................................................................    4
"System" ..................................................................    4
"Taking" ..................................................................    4
"Term" ....................................................................    4


                                       (i)
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ARTICLE THREE:    RENT ....................................................    4
Section 3.01.     RENT ....................................................    4
Section 3.02.     CPI ADJUSTMENT ..........................................    5
Section 3.03.     ADDITIONAL RENT .........................................    5

ARTICLE FOUR:     PURPOSE OF LEASE ........................................    5
Section 4.01.     PURPOSE OF LEASE ........................................    5
Section 4.02.     CHANGED USE .............................................    6
Section 4.03.     REDUCTION IN VALUE; NUISANCE ............................    6
Section 4.04.     COMPLIANCE WITH GOVERNMENTAL REGULATIONS ................    6
Section 4.05.     NO RESPONSIBILITY OF LESSOR .............................    7
Section 4.06.     ACCEPTANCE "AS IS" ......................................    7

ARTICLE FIVE:     CONSTRUCTION ............................................    7
Section 5.01.     LESSEE TO PAY COSTS .....................................    7
Section 5.02.     PERSONAL PROPERTY .......................................    8
Section 5.03.     ACCESS ..................................................    9
Section 5.04.     CONDITIONS TO CONSTRUCTION
                       OF THE FACILITIES ..................................    9

ARTICLE SIX:      ENCUMBRANCES ............................................   11
Section 6.01.     MORTGAGE OF LEASEHOLD ...................................   11
Section 6.02.     LESSOR'S AGREEMENTS .....................................   11
Section 6.03.     LIMITED RIGHTS IN THE SYSTEM ............................   15

ARTICLE SEVEN:    MAINTENANCE AND REPAIR ..................................   16
Section 7.01.     UTILITIES ...............................................   16
Section 7.02.     REPAIRS .................................................   16
Section 7.03.     RENOVATION OF IMPROVEMENTS ..............................   16
Section 7.04.     REQUIREMENTS OF GOVERNMENTAL
                  AUTHORITIES .............................................   16

ARTICLE EIGHT:    CERTAIN LIENS PROHIBITED ................................   17
Section 8.01.     NO MECHANICS' LIENS .....................................   17
Section 8.02.     RELEASE OF RECORDED LIENS ...............................   17
Section 8.03.     MEMORANDUM OF RECITALS ..................................   17

ARTICLE NINE:     LESSOR REPRESENTATIONS AND WARRANTIES ...................   18
Section 9.01.     LESSOR REPRESENTATIONS AND WARRANTIES ...................   18


                                      (ii)
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ARTICLE TEN:      INSURANCE AND INDEMNIFICATION ...........................   20
Section 10.01.    INDEMNIFICATION BY LESSEE ...............................   20
Section 10.02.    LESSOR NOT LIABLE .......................................   20
Section 10.03.    INSURANCE ...............................................   20
Section 10.04.    LESSOR ADDITIONAL INSURED ...............................   21
Section 10.05.    BLANKET POLICIES ........................................   21
Section 10.06.    INDEMNIFICATION BY LESSOR ...............................   21
Section 10.07.    CONTRIBUTORY ACTS .......................................   22

ARTICLE ELEVEN:   TERMINATION, DEFAULT AND REMEDIES .......................   22
Section 11.01.    EVENTS OF DEFAULT .......................................   22
Section 11.02.    RIGHT TO EXPEL ..........................................   23
Section 11.03.    LESSOR'S RIGHTS UPON DEFAULT ............................   23
Section 11.04.    SURRENDER OF LIEN-FREE TITLE ............................   24
Section 11.05.    FAILURE TO SURRENDER ....................................   24
Section 11.06.    HOLDING OVER NOT PERMITTED ..............................   24

ARTICLE TWELVE:   LESSEE'S OPTION TO PURCHASE; LESSOR'S
                      RIGHT OF FIRST REFUSAL ..............................   24
Section 12.01.    LESSEE'S OPTION TO PURCHASE THE LAND ....................   24
Section 12.02.    LESSOR'S RIGHT OF FIRST REFUSAL .........................   25
Section 12.03.    APPRAISAL PROCEDURE .....................................   26
Section 12.04.    NO MERGER ...............................................   26

ARTICLE THIRTEEN: EXTENSION OPTIONS .......................................   26
Section 13.01.    EXTENSION OPTIONS .......................................   26

ARTICLE FOURTEEN: DEFAULT BY LESSOR .......................................   27
Section 14.01.    LESSOR DEFAULTS .........................................   27

ARTICLE FIFTEEN:  CONDEMNATION ............................................   27
Section 15.01.    CONDEMNATION OF ENTIRE PREMISES .........................   27
Section 15.02.    PARTIAL CONDEMNATION ....................................   27
Section 15.03.    PAYMENT OF AWARDS .......................................   27
Section 15.04.    REPAIR AFTER CONDEMNATION ...............................   28

ARTICLE SIXTEEN:  ASSIGNMENT, SUBLETTING, AND TRANSFERS OF
                      LESSEE'S INTEREST ...................................   28
Section 16.01.    SALE, ASSIGNMENT AND SUBLETTING BY
                      LESSEE ..............................................   28
Section 16.02.    APPLICATION TO LEASEHOLD MORTGAGES ......................   29
Section 16.03.    TRANSFERS OR MORTGAGES OF LESSOR'S
                      INTEREST ............................................   29


                                      (iii)
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ARTICLE SEVENTEEN: COMPLIANCE CERTIFICATES ................................   29
Section 17.01.    LESSOR COMPLIANCE .......................................   29
Section 17.02.    LESSEE COMPLIANCE .......................................   29

ARTICLE EIGHTEEN: TAXES AND LICENSES ......................................   30
Section 18.01.    PAYMENT OF TAXES ........................................   30
Section 18.02.    CONTESTED TAX PAYMENTS ..................................   30
Section 18.03.    REAL ESTATE TRANSFER TAX ................................   31
Section 18.04.    ASSESSMENTS .............................................   31

ARTICLE NINETEEN: FORCE MAJEURE ...........................................   31
Section 19.01.    DISCONTINUANCE DURING FORCE MAJEURE .....................   31
Section 19.02.    OBLIGATIONS NOT EXCUSED .................................   31

ARTICLE TWENTY:   MISCELLANEOUS ...........................................   32
Section 20.01.    NOTICES .................................................   32
Section 20.02.    RELATIONSHIP OF PARTIES .................................   33
Section 20.03.    MEMORANDUM OF LEASE .....................................   33
Section 20.04.    ATTORNEYS' FEES .........................................   33
Section 20.05.    APPROVALS ...............................................   33
Section 20.06.    PENNSYLVANIA LAW TO APPLY ...............................   33
Section 20.07.    APPROVAL OF ANCILLARY AGREEMENTS ........................   34
Section 20.08.    RIGHTS CUMULATIVE .......................................   34
Section 20.09.    NONWAIVER ...............................................   34
Section 20.10.    TERMINOLOGY .............................................   34
Section 20.11.    COUNTERPARTS ............................................   35
Section 20.12.    SEVERABILITY ............................................   35
Section 20.13.    ENTIRE AGREEMENT ........................................   35
Section 20.14.    AMENDMENT ...............................................   35
Section 20.15.    SUCCESSORS AND ASSIGNS ..................................   35
Section 20.16.    INTERPRETATION ..........................................   35
Section 20.17.    HAZARDOUS MATERIALS .....................................   35

EXHIBITS ..................................................................   37


                                      (iv)
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                             GROUND LEASE AGREEMENT

      This Ground Lease Agreement (this "Lease" or "Agreement") is made and entered into as of the date set forth on the signature page of this Lease by and between MOYER PACKING COMPANY ("Lessor"), and BIOPURE CORPORATION ("Lessee").

      WHEREAS, Lessor and Lessee have determined to enter into this Lease whereby Lessor will lease a tract of approximately five (5) acres of land to Lessee, and Lessee will develop, construct and operate a Separation Facility on such land as set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements which follow, the parties hereby agree as follows:

                                   ARTICLE ONE
                       LEASE OF PROPERTY - TERMS OF LEASE

      Section 1.01. LEASE OF PREMISES. Lessor does hereby let, demise, and rent exclusively unto Lessee, and Lessee does hereby rent and lease from Lessor, the real property (the "Land") more particularly described on EXHIBIT "A" attached hereto, together with the right to use on a non-exclusive basis, in accordance with the terms and conditions hereof), the System (as defined in that certain Agreement (the "Blood Supply Agreement") dated as of the date hereof between Lessor and Lessee) which services the Land, and the right of access to and use of the streets and roads now or hereafter adjoining the Land. Lessee, by execution of this Lease, accepts the leasehold estate herein demised subject only to the matters described on EXHIBIT "B" attached hereto.

      Section 1.02. HABENDUM. LESSEE SHALL HAVE AND HOLD the Premises, together with all and singular the rights, privileges, and appurtenances thereto attaching or otherwise belonging, exclusively unto Lessee, its successors and assigns, for the term set forth in Section 1.03, subject to the covenants, agreements, terms, provisions, and limitations set forth in Section 1.01 above and otherwise as set forth in this Lease.

      Section 1.03. TERM. Unless sooner terminated as herein provided, this Lease shall continue and remain in full force and effect for a term ("Term") of twenty (20) years commencing on the date hereof and ending at midnight on October 20, 2014.

      Section 1.04. WARRANTY OF PEACEFUL POSSESSION. Lessor covenants that Lessee, on paying the Rent and performing and observing all of the covenants and agreements herein contained and provided to be performed by Lessee, shall and may peaceably and quietly have, hold, occupy, use, and enjoy the Premises during the Term, and may exercise all of its rights hereunder; and Lessor
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agrees to defend Lessee's right to such occupancy, use, and enjoyment of the
Premises against the claims of any and all Persons whomsoever, subject only to the provisions of this Lease and the matters listed on EXHIBIT "B" hereto. Lessor covenants that it shall not grant any new mortgage or lien on or in respect of its fee interest in the Premises unless same is subject and subordinate to this Lease and any new lease entered into pursuant to Section 6.02.F.

                                   ARTICLE TWO
                                   DEFINITIONS

      Section 2.01. DEFINITIONS. In addition to such other defined terms as may be set forth in this Lease, the following terms shall have the following meanings:

      "Affiliate" - with respect to a designated Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with such designated Person. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through ownership of voting securities or by contract or otherwise.

      "Applicable Laws" - all present and future statutes, regulations, ordinances, resolutions and orders of any Governmental Authority.

      "Award" - any payment or other compensation received or receivable as a consequence of a Taking from or on behalf of any Governmental Authority or any other Person vested with the power of eminent domain.

      "Blood Supply Agreement" - as defined in Section 1.01.

      "Business Day" - a day excluding Saturday, Sunday, and any Holiday.

      "Commencement of Construction" - the date on which labor and other work is begun on and/or materials are furnished to the Land for the construction of the Facilities.

      "Commencement of the Term" - the date of this Lease, being the date set forth on the signature page of this Lease.

      "Date of Opening" - the date the Facilities are opened for occupancy or use.


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      "Event of Default" - any matter identified as an event of default under
Section 11.01.

      "Expiration Date" - the expiration date of this Lease.

      "Facilities" - the Separation Facility (as defined in the Blood Supply Agreement).

      "Facility Equipment" - the furniture, furnishings, equipment, machinery, and other personal property owned by Lessee and used in connection with the operation of the Premises.

      "Force Majeure" - any (a) act of God, landslide, lightning, earthquake, hurricane, tornado, blizzard and other adverse and inclement weather, fire, explosion, flood, act of a public enemy, war, blockade, insurrection, riot, or civil disturbance; (b) labor dispute, strike, work slowdown, or work stoppage;
(c) order or judgment of any Governmental Authority, if not the result of willful or negligent action of Lessee; (d) adoption of or change in any Applicable Laws after the date of execution of this Lease; (e) any actions by Lessor which may cause unreasonable delay; or (f) any other similar cause or similar event beyond the reasonable control of Lessee.

      "Foreclosure" - a foreclosure or conveyance in lieu of foreclosure.

      "Governmental Authority" - any and all jurisdictions, entities, courts, boards, agencies, commissions, offices, divisions, subdivisions, departments, bodies or authorities of any nature whatsoever of any governmental unit (federal, state, county, township, district, municipality, city or otherwise) whether now or hereafter in existence.

      "Hazardous Materials" - (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6091 et seq.), as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 6091 et seq.), as amended from time to time, and regulations promulgated thereunder; (c) polychlorinated biphenyls; (d) underground storage tanks, whether empty, filled or partially filled with any substance; (e) any substance the presence of which on the Land is prohibited by any governmental requirements; and (f) any other substance which by any governmental requirements requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment, or disposal.


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      "Holiday" - any day which shall be a legal holiday in the Commonwealth of
Pennsylvania or a day on which banking institutions in the Commonwealth of Pennsylvania are authorized or required by law to close.

      "Interest" - the rate of interest designated as the prime rate of interest of Union National Bank and Trust Company of Souderton, Pennsylvania, as adjusted from time to time.

      "Lessor's Interest" - the fee simple title to the Land and Lessor's reversionary interest in the Facilities.

      "Lessor's Representative" - as defined in Section 5.01.D.

      "Notice of First Offer" - as defined in Section 12.02.

      "Permitted Assignee" - (a) any Permitted Mortgagee, any purchaser at a Foreclosure, any Affiliate of a Permitted Mortgagee, or any other Person selected by a Permitted Mortgagee (or its successors or assigns) subsequent to a Foreclosure of a Permitted Mortgage or (b) any Affiliate of Lessee.

      "Person" - an individual; a trust; an estate; a Governmental Authority; or a partnership, joint venture, corporation, company, firm or any other entity whatsoever.

      "Premises" - the Land and the Facilities.

      "Purchase Price" - as defined in Section 12.01.

      "Qualified Broker" - as defined in Section 12.03.

      "Rent" - as defined in Article 3.

      "System" - as defined in Section 1.01.

      "Taking" - the actual or constructive condemnation, or the actual or constructive acquisition by condemnation, eminent domain or similar proceeding by or at the direction of any Governmental Authority or other Person with the power of eminent domain.

      "Term" - as defined in Section 1.03.

                                  ARTICLE THREE
                                      RENT

      Section 3.01. RENT. Commencing November 1, 1994 and continuing on the same day of each month throughout the Term, Lessee shall pay to Lessor, as annual base rent ("Base Rent") NINETEEN THOUSAND TWO HUNDRED DOLLARS ($19,200.00), in equal monthly installments of ONE THOUSAND SIX HUNDRED DOLLARS ($1,600.00), in advance.


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      Section 3.02. CPI ADJUSTMENT. Each year during the Term, including any extension option periods, the Base Rent shall be increased for the ensuing year in the same proportion that the BLS Consumer Price Index for All Urban Consumers (CPI-U) (1982-84 = 100), published by the United States Department of Labor, for Philadelphia, Pennsylvania, for the last month of the just expired year shall have increased over the said index figure for the same month of the year previous to the just expired year. If at any time said Index shall cease to be published, there shall be substituted therefor the most similar economic indicator then published, if any.

      Section 3.03. ADDITIONAL RENT. Wherever it is provided in this Lease that Lessee is required to make any payment to Lessor, such payment shall be deemed to be additional rent ("Additional Rent"). Base Rent and Additional Rent shall be referred to in this Lease collectively as "Rent". All remedies applicable to the non-payment of Rent shall be applicable to Base Rent and/or Additional Rent. Lessee shall pay Lessor Additional Rent as is hereby provided for under this Lease in the manner and at the times provided for Base Rent herein, or to the extent not specified, on demand. All and any sums due and owing by Lessee to Lessor shall bear Interest from and after the due date until payment thereof.

                                  ARTICLE FOUR
                                PURPOSE OF LEASE

      Section 4.01. PURPOSE OF LEASE. Lessee enters into this Lease for the purpose of developing and constructing the Facilities in accordance with the Plans and Specifications (as hereinafter defined), and operating the Facilities in accordance with the Blood Supply Agreement, and except as otherwise provided herein, the Premises are to be used for no other purpose by Lessee. Lessee's plans for any and all buildings to be constructed upon the Land and any other improvement to the Land, as well as the design and use of all Facility Equipment to be placed in the Facilities and/or otherwise upon the Land (collectively, the "Plans and Specifications"), shall first be submitted to Lessor for Lessor's review and approval, which will not unreasonably be withheld. The Plans and Specifications shall be in compliance with all Applicable Laws and all work to be performed on the Land by or on behalf of Lessee shall be so performed in a good and workmanlike fashion and in accordance with the Plans and Specifications. Lessee contemplates that construction of the Facilities shall be substantially completed on or before December 31, 1995. In the event that Lessor fails to object to the Plans and Specifications within seven (7) days after delivery thereof, the same shall be deemed satisfactory to Lessor.


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      Section 4.02. CHANGED USE. Should the use of the Premises materially change at any time during the Lease Term from that contemplated by Section 4.01 hereof, and should such change not be approved in writing by Lessor, such change in use shall constitute a material breach of this Lease.

      Section 4.03. REDUCTION IN VALUE; NUISANCE. Lessee shall not use the Premises or permit any other Person to use the Premises or any part thereof, nor allow any Person access to the Premises for any use which constitutes or causes disrepair, destruction, deterioration, abuse, mismanagement and/or nuisance to the Land or an unreasonable annoyance to Lessor. Lessee at all times during the Lease Term, at its sole cost and expense, shall do all things necessary to maintain the Premises in a clean and sanitary condition. Notwithstanding anything herein contained to the contrary, Lessee shall not use, treat, store or dispose of on the Premises, any toxic or Hazardous Materials, chemicals or substances, or materials, chemicals or substances, the use, treatment, storage or disposal of which is hazardous, including without limitation any such materials, chemicals or substances the use, treatment or disposal of which is prescribed, restricted or deemed hazardous by any Governmental Authority or by Applicable Laws, other than is as usual and customary in Lessee's business and in all events in compliance with all Applicable Laws. Lessee shall take all reasonable steps necessary to control all odors, fumes and the like generated at or emanating from the Facilities.

      Section 4.04. COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Lessee shall, at its sole cost and expense, at all times during the Lease Term, conform to, and cause all Persons using or occupying any part of the Premises to comply with, all Applicable Laws from time to time pertaining thereto, including, without limitation, any and all traffic, odor, fire, health, anti-pollution and safety Applicable Laws. Lessee shall have the right to contest, in good faith, the application of any such Applicable Laws to its business conducted at the Facilities by ordinary and proper procedures; provided, however, that, under no circumstances, shall such challenge adversely affect, in any respect, Lessor and/or Lessor's Interest. Lessee covenants and agrees to indemnify, defend and save Lessor harmless from any penalties, damages, or charges imposed for any violation of Applicable Laws applicable to the construction of the Facilities and to the use and occupancy of the Premises whether occasioned by neglect, omission, or wilful act of Lessee or by any Person using the Premises by license or invitation of Lessee or holding or occupying the same or any part thereof under or by right of Lessee, unless occasioned by Lessor's negligent or willful and wanton misconduct. Lessee covenants and agrees that it shall not operate the Facilities without the necessary permits and licenses so required by Applicable Laws to operate the Facilities. Lessee shall deliver to Lessor, upon request and at Lessee's sole cost and expense, copies of documents and such other evidences as are normally and customarily issued by or to Governmental Authorities to demonstrate proof of compliance with all Applicable Laws relating to the Facilities generally and specifically pertaining to permits and authorizations with regard to the construction and operation of the Facilities.

      Section 4.05. NO RESPONSIBILITY OF LESSOR. Nothing in this Article or in this Lease generally shall impose any obligation or liability of any kind or character upon Lessor with respect to the planning, designing, financing, construction, testing, acceptance and/or operation of the Facilities. Lessor shall have no obligation or liability of any kind or character for the payment of labor, materials or otherwise in connection with the construction, operation or maintenance of the Facilities or for the carrying out of any construction contract with respect to the construction of the Facilities. No reviews, comments, approvals or inspections, rights to perform Lessee's obligations or similar actions, required or permitted by, of or to Lessor under this Lease or otherwise, or actions or omissions of Lessor's employees or agents, or information provided by Lessor or any of such Persons, or other circumstances, shall give or be deemed to impose on Lessor any responsibility or obligation for the planning, designing, financing, construction or operation of the Facilities, nor shall any such approval, actions, information or circumstances relieve or be deemed to relieve Lessee of its sole and exclusive obligation and responsibility for the planning, designing, financing, construction, testing, acceptance and operation of the Facilities.

      Section 4.06. ACCEPTANCE "AS IS". Lessee hereby accepts the Land "as is", and acknowledges that the Land is in satisfactory condition. Lessor makes no representation or warranty as to the suitability of the Land for the proposed uses by Lessee and/or respecting the condition of the soil, subsoil or any other condition of the Land.

                                  ARTICLE FIVE
                                  CONSTRUCTION

      Section 5.01. LESSEE TO PAY COSTS. Lessee will develop and construct the Facilities on the Land at its own cost and expense and shall have title to the Facilities during the Term of this Lease including any extension thereof. Lessor shall not have any financial obligation or other obligation of any kind under this Lease except as specifically set forth herein.

      A. Lessee shall furnish all supervision, tools, implements, machinery, labor, materials and accessories such as are necessary and proper for the construction of the Facilities, shall pay all permit and license fees, and shall construct, build, and complete the Facilities in a good, substantial and workmanlike manner all in accordance with this Lease, the Plans and Specifications, and all documents executed pursuant hereto and thereto.

      B. Lessee shall have sole control of the selection of construction professionals, construction design (subject to the provisions of Section 4.01 hereof), means and methods and the final decision regarding operation of the Facilities. All construction, alteration, renovation or additions to the Premises undertaken by the Lessee shall be in conformance with all Applicable Laws. Lessee shall have the right to contest any such codes for reasonable grounds by ordinary and proper procedures.

      C. Lessee shall, upon written request of Lessor, make, in such detail as may reasonably be required, and forward to Lessor, reports in writing as to the actual progress of the construction of the Facilities.

      D. Before erecting or placing any sign upon the Premises, Lessee shall submit the design and specifications of such sign to Lessor's Representative for approval, which approval shall not be withheld if such signage is consistent with Lessor's current signage policy or such signage was included in the Plans and Specifications. For purposes of this Lease, "Lessor's Representative" shall be deemed to be William G. Morral, Vice President-Finance of Lessor or such Person as shall be designated, from time to time, by Lessor.

      Section 5.02. PERSONAL PROPERTY. All Facility Equipment to the extent it is and remains personal property shall be and remain the property of Lessee. Notwithstanding anything contained to the contrary in this Lease, Lessor does hereby expressly waive and relinquish any lien or claim for lien, whether granted by constitution, statute, rule of law, or contract relating to the Facility Equipment, whether located in or about the Premises or otherwise, for any purpose whatsoever, including to secure the payment of Rent, to the extent a security interest in such Facility Equipment has been granted to Lessee's construction lender and/or equipment provider in connection with the construction and/or purchase of such Facility Equipment only. At the expiration of the Lease Term, including any extension terms, provided Lessee is not then in default hereunder, Lessee shall have a maximum of ninety (90) days to remove any or all Facility Equipment from the Facilities, provided that all resultant damage to the Facilities is completely remedied and Lessee takes reasonable steps necessary to preserve the functioning and appearance of the Facilities. Any Facility Equipment which is not removed within said time frame shall be and become the property of Lessor without any payment by Lessor, unless Lessor elects otherwise. In addition, Lessee shall


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

repair any damage to the Premises and Lessee shall surrender the Premises to Lessor in a clean and neat condition.

      Section 5.03. ACCESS. Lessee shall permit Lessor's agents, representatives, or employees to enter on the Premises at reasonable times on reasonable advance notice for the purposes of review and inspection as provided in this Lease, to determine whether Lessee is in compliance with the terms of this Lease, or for other reasonable purposes. Subject to the rights of Lessor to observe, Lessor, its agents, representatives, and employees shall not disturb construction on the Land. Entry onto the Premises by Lessor or Lessor's agents, representatives, or employees shall be at their sole risk and Lessee shall not have any liability to Lessor for any damage or injury to Lessor, its agents, representatives, or employees resulting from their entry onto the Premises, unless caused by the negligence of Lessee, its employees or agents.

      Section 5.04. CONDITIONS TO CONSTRUCTION OF THE FACILITIES. The following are conditions, either precedent or concurrent, to the conduct of construction activity with respect to the Facilities by Lessee which conditions Lessee expressly covenants to observe and perform:

      A. No work shall be undertaken until Lessee shall have obtained and paid for all permits and authorizations from any and all Governmental Authorities having jurisdiction over the work and the Facilities, necessary to be obtained by Lessee prior to commencement of the work. Lessor will cooperate with Lessee to obtain such permits and authorizations upon reasonable request by Lessee therefor.


      B. At least seven (7) days prior to the Commencement of Construction and/or other work on or about the Land for which a lien could be filed, Lessee shall have its mechanics, materialmen, contractors and subcontractors, execute a Waiver of Liens in the form of EXHIBIT "E" hereto and otherwise in form and content satisfactory to Lessee. Lessee shall provide Lessor with an original copy of said Waiver of Liens, and Lessee shall cause a fully executed copy of said Waiver of Liens to be filed and recorded in the office of the Prothonotary of Montgomery County, Pennsylvania, all at the sole cost and expense of Lessee, before the Commencement of Construction.

      C. Workers' Compensation insurance as required by Applicable Laws covering all Persons employed in connection with the work shall be procured before any work is begun and shall be maintained at Lessee's sole cost and expense at all times when work is in progress. Lessee shall furnish evidence of such insurance required hereunder prior to the beginning of such work.

      D. At all times during the Lease Term, Lessee shall keep the Facilities, including each part thereof, and the Land, free and clear of all liens and claims for labor, services, materials, supplies, equipment and for environmental impairment, in connection with work performed on or furnished to or operations at the Facilities and the Premises generally. If Lessee is served with a claim or lien, it shall immediately notify Lessor thereof. Should Lessee fail to pay, or post a security bond or cash deposit equal to, the amount of a claim or lien within thirty (30) days after service on Lessee, then, on written notice from Lessor, Lessor may pay, adjust, compromise and discharge any such lien or claim on such terms and in such manner as Lessor may deem appropriate. In such event, Lessee shall, on or before the first day of the next calendar month following any such payment by Lessor, reimburse Lessor for the full amount paid by Lessor in connection with such lien or claim, including any attorneys' fees or costs, and other costs and expenses expended by Lessor, together with Interest from the date of payment by Lessor to the date of repayment by Lessee.

      E. Lessee shall protect Lessor, the Facilities and the Land against damage resulting from the performance of all work, and shall indemnify, defend and hold Lessor harmless from and against all liens or liability in any way arising out of the performance of work or the furnishing of labor, services, materials, supplies, equipment or power in connection therewith, unless occasioned by Lessor's negligent or willful and wanton misconduct.

      F. All work shall be completed at the sole cost and expense of Lessee and shall be designed, constructed and performed in a good and workmanlike manner and in compliance with all Applicable Laws.

      G. Lessor shall not be deemed to have incurred or assumed any obligation or responsibility in connection with any work performed on the Land. Nothing in this Lease nor any act or failure to act on the part of Lessor shall be construed as a waiver of a claim by Lessor for any defect or deficiency with respect thereto.

      H. Lessor shall have the right, but shall not be required or obligated to, inspect Lessee's, its contractors', subcontractors' and suppliers' work on the Premises whether it is in preparation or progress at all reasonable times.

      I. Within sixty (60) days after demand by Lessor to Lessee, after completion of construction of the Facilities, Lessee shall deliver to Lessor evidence, satisfactory to Lessor: (i) of completion of the work in compliance with the terms of this Lease; and (ii) of payment of all costs, expenses, liabilities and charges arising out of or in any way connected with such construction unless Lessee is contesting said items in good faith; provided that: (x) such contest operates to prevent a lien upon the Premises; and (y) Lessee, within not less than five (5) days before such contest is instituted, shall give notice to Lessor of its intention to contest same.

                                   ARTICLE SIX
                 ENCUMBRANCES; LIMITATIONS RE USE OF THE SYSTEM

      Section 6.01. MORTGAGE OF LEASEHOLD. At any time and from time to time, Lessee may, subject to the terms and conditions of this Lease, mortgage, grant a lien upon, and a security interest in (and assign as collateral) Lessee's leasehold estate in the Premises without the prior consent of Lessor, by the creation or execution of contractual liens, deeds of trusts, mortgages, assignments or similar instruments (individually, a "Permitted Mortgage" and, collectively, the "Permitted Mortgages"). Lessor recognizes and agrees that the mortgages or deeds of trust described in EXHIBIT "C" shall constitute Permitted Mortgages and the beneficiaries under such Permitted Mortgages (and such beneficiaries' successors and assigns) shall constitute Permitted Mortgagees.

      Section 6.02. LESSOR'S AGREEMENTS. Lessor hereby agrees to the following for the benefit of any holder or beneficiary (individually, a "Permitted Mortgagee" and collectively, the "Permitted Mortgagees") of a Permitted Mortgage of which Lessee has been given specific notice in writing:

      A. Lessor shall not terminate this Lease (or Lessee's rights hereunder) for any Event of Default without first advising such Permitted Mortgagee, in writing, of such Event of Default and permitting such Permitted Mortgagee to cure such Event of Default on behalf of Lessee within thirty (30) days after Lessor has given notice to such Permitted Mortgagee. If, during such thirty (30) day period, the Permitted Mortgagee takes action to cure such Event of Default but is unable, by reason of the nature of the default involved, to cure such failure within such period and continues to attempt to cure such Event of Default diligently and without unnecessary delays, Lessor shall not terminate this Lease; provided, however, that if the Permitted Mortgagee has not cured such Event of Default within one hundred twenty (120) days after Lessor has given such notice, Lessor may terminate this Lease and shall have all other rights hereunder applicable in the event of an Event of Default. Further, if any Event of Default is not cured within such thirty (30) day period, or such longer period as provided in the immediately preceding sentence, and (1) the Permitted Mortgagee shall have given the notices necessary to commence Foreclosure of the liens of its Permitted Mortgage prior to the expiration of the final such period (unless the Permitted Mortgagee is enjoined or stayed from giving such notices or exercising its right of Foreclosure, in which event such thirty (30) day period shall be extended by the period of such injunction or stay), and (2) the purchaser or assignee at the Foreclosure fully cures any Event of Default reasonably susceptible of being cured by the purchaser or assignee at the Foreclosure within thirty (30) days after completion of such Foreclosure, then Lessor will not terminate this Lease (or Lessee's rights hereunder) because of the occurrence of such Event of Default provided that Foreclosure is diligently prosecuted; provided, however, that any such Event of Default shall, in all cases, be cured within one hundred twenty (120) days after Lessor has given notice of such Event of Default; and in the absence of same, Lessor may terminate this Lease and exercise any and all other rights available to Lessor upon the occurrence of an Event of Default. Lessor shall accept amounts paid or actions taken by or on behalf of any Permitted Mortgagee to cure any Event of Default. Nothing under this Section 6.02.A shall be construed to obligate a Permitted Mortgagee to either cure any Events of Default or Foreclose the liens and security interests under its Permitted Mortgage as a consequence of an Event of Default regardless of whether such Event of Default is subsequently cured. If the Permitted Mortgagee or the purchaser or the assignee at Foreclosure cures all defaults reasonably susceptible of being cured by such Permitted Mortgagee, purchaser or assignee, then all other defaults shall no longer be deemed to be Events of Default hereunder with respect to the Permitted Mortgagee or the purchaser or the assignee at Foreclosure; provided, however, that nothing herein shall affect the obligation of Lessee for such Events of Default.

      B. Those Events of Default, which by their very nature, may not be cured by the Permitted Mortgagee (as, for example, the bankruptcy of Lessee) shall not constitute grounds of enforcement of rights, recourses or remedies hereunder by Lessor including termination of this Lease against a Permitted Mortgagee, if such Permitted Mortgagee either before or after a Foreclosure of its Permitted Mortgage (1) makes all payments and performs all obligations hereunder capable of being performed by the Permitted Mortgagee and
            (2) thereafter continues to comply with those provisions of this Lease with which, by their very nature, the Permitted Mortgagee may comply. Notwithstanding anything to the contrary contained in this Lease, the Permitted Mortgagee shall not be responsible for or obligated to cure any Event of Default for which the Permitted Mortgagee did not receive written notice within ninety (90) days from the occurrence of such Event of Default.

      C. If a Permitted Mortgagee enforces the rights and remedies pursuant to the terms of its Permitted Mortgage (including Foreclosure of any liens or security interests encumbering the estates and rights of Lessee under this Lease) such enforcement shall not constitute an Event of Default by Lessee hereunder.

      D. If a Permitted Mortgagee should foreclose the liens and security interests of its Permitted Mortgage and should it, as a result of such Foreclosure, succeed to the rights of Lessee hereunder, then such Permitted Mortgagee shall be subject to all the terms and conditions of this Lease and shall be entitled to all the rights and benefits of this Lease; provided, however, that (1) such Permitted Mortgagee shall not be liable for any act or omission of Lessee so long as such Permitted Mortgagee shall have cured any Event of Default hereunder susceptible of being performed by such Permitted Mortgagee; (2) such Permitted Mortgagee shall not be subject to any offsets or defenses which Lessor has or might have against Lessee so long as such Permitted Mortgagee shall have cured any Event of Default hereunder susceptible of being performed by such Permitted Mortgagee; (3) such Permitted Mortgagee shall not be bound by any amendment, modification, alteration, approval, consent, surrender, or waiver of or under the terms of this Lease made without the prior written consent of such Permitted Mortgagee; (4) such Permitted Mortgagee shall be entitled to assign (subject to the provisions of Article Twelve hereof) this Lease, with the prior written consent of Lessor, which shall not be unreasonably withheld, conditioned or delayed; and

            (5) upon the written request of such Permitted Mortgagee, Lessor shall reaffirm, in writing, the validity of this Lease, and that this Lease is in full force and effect. Nothing in this Article Six shall affect, in any manner, the limitations on Lessee, Permitted Mortgagee and their respective successors and assigns with respect to the System as otherwise set forth in this Article. Lessor acknowledges and agrees for itself and its successors and assigns that this Lease does not constitute a waiver by any such Permitted Mortgagee of any of its rights under any Permitted Mortgage or in any way release Lessee from its obligations to comply with the terms, provisions, conditions, representations, warranties, agreements, or clauses of such Permitted Mortgage or any other security interest.

      E. Lessor will not agree to a modification, alteration, amendment or the release or surrender of this Lease before expiration of the Term without the prior written consent of any Permitted Mortgagees.

      F. In the event of the termination of this Lease prior to the Expiration Date, except by a Taking pursuant to Article Fifteen hereof, Lessor will serve upon any Permitted Mortgagees written notice that this Lease has been terminated together with a statement of any and all sums which would have at that time been due under this Lease but for such termination and of all other Events of Default, if any, under this Lease then known to Lessor whereupon the Permitted Mortgagee holding the most senior Permitted Mortgage shall have the option to obtain a new lease of the Premises by giving notice to Lessor to such effect within sixty (60) days after receipt by such Permitted Mortgagee of notice of such termination, which new lease shall be (1) effective as of the date of termination of this Lease, (2) for the remainder of the Term, and (3) at the same Rent and upon all of the agreements, terms, covenants and conditions hereof. Upon the execution of such new lease, the lessee named therein (which shall be subject to Lessor's prior written consent, which shall not be unreasonably withheld, conditioned or delayed) shall pay any and all sums which at the time of the execution thereof would be due under this Lease but for such termination, and shall be responsible for curing any and all Events of Default under this Lease susceptible of being cured by such lessee, and any and all expenses of Lessor, including, without limitation, reasonable attorney's fees, court costs and disbursements incurred by Lessor in connection with the Event of Default and such termination, the recovery of possession of the Premises and the preparation, execution and delivery of such new lease. The limitations on the Permitted Mortgagee's responsibility to cure Events of Default imposed by Section 6.02.B shall apply to this
            Section 6.02.F, subject only to such Permitted Mortgagee's responsibility to cure all monetary and non-monetary Events of Default susceptible to such cure by the Permitted Mortgagee.

      G. All notices given hereunder by Lessor to Lessee shall also be given concurrently to each Permitted Mortgagee who has previously designated its address in writing to Lessor or whose address is listed on EXHIBIT "C" hereto.

      H. The liability of the Permitted Mortgagee under this Lease shall be limited to the period during which the Permitted Mortgagee may own the interest of the Lessee hereunder. Upon the Permitted Mortgagee's assignment or transfer of its rights and interests in and to this Lease to a third party, the Permitted Mortgagee shall have no further liability for any obligations arising with respect to periods after such transfer date, which liability shall be borne by the assignee or transferee.

      Section 6.03. LIMITED RIGHTS IN THE SYSTEM. Anything contained in this Lease to the contrary notwithstanding, it is understood and agreed that Lessee's right to the non-exclusive use of the System is limited, in all respects, by the terms and conditions of (i) the Blood Supply Agreement and (ii) this Lease. In particular, it is understood and agreed that Lessee's right to use the System is subject to (x) Lessee's continued use of the Facilities in accordance with Article Four of this Lease; (y) Lessee's payment of Rent in accordance with Article Three of this Lease; and (ii) Lessee's compliance with the provisions of the Blood Supply Agreement, in general and in particular, Lessee's obligation to purchase its entire requirement of Material (as defined in the Blood Supply Agreement) from Lessor in accordance with the provisions of Article One of the Blood Supply Agreement. No Permitted Mortgagees shall have any rights or be entitled to any benefits under this Lease insofar as they may relate to the System greater than Lessee would have under this Lease and/or the Blood Supply Agreement. In the event that the use of the Facilities shall change from that contemplated by Section 4.01 of this Lease and Lessor elects, nevertheless, to permit Lessee, its Permitted Mortgagees and/or any of their respective assignee(s) to remain as a lessee under this Lease, Lessee, such Permitted Mortgagees and/or their respective assignees, as applicable, shall have no right, whatsoever, to the use of the System under this Lease and/or under the Blood Supply Agreement. Lessee, its Permitted Mortgagees and/or their respective assignees, as the case may be, shall then obtain sewer service and rights from the applicable sewer authority at their respective sole cost and expense. It is understood and agreed that Lessee's right to use the System under this Lease (and under the Blood Supply Agreement) shall not include the right to discharge domestic/human waste; and Lessee covenants and agrees, for such purpose, to tie in to the sewage and waste water system operated by the applicable sewer authority at Lessee's sole cost and expense in connection with construction of the Facilities. It is further understood and agreed that Lessor shall not permit any third party to use the System (with the exception of Lessor's Affiliates) if such usage by such third party would adversely affect the System's available capacity with respect to Lessee in accordance with this Lease and/or the Blood Supply Agreement.

                                  ARTICLE SEVEN
                             MAINTENANCE AND REPAIR

      Section 7.01. UTILITIES. Lessee shall pay or cause to be paid all charges, including any connection fees, for water, gas, electricity, sewer and any other utilities used on the Premises throughout the Term. Lessee shall construct or shall arrange for the construction or interconnection of all utilities at and servicing the Facilities at Lessee's sole cost and expense. Lessee shall not enter into any contract or agreement with any private party or Governmental Authority with reference to water lines, street improvements, street lighting, utility connections, lines or easements and the like, without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Copies of any such contracts or agreements which Lessee may enter into shall be provided to Lessor prior to execution of such contracts or agreements. Nothing in this Lease shall be deemed to give Lessee the right to drill one or more wells for water upon the Land, without the prior written consent of Lessor.

      Section 7.02. REPAIRS. Lessee shall keep and maintain, or cause to be kept and maintained, the Premises in a good state of repair.

      Section 7.03. RENOVATION OF IMPROVEMENTS. Lessee shall do such major or minor alterations, renovation or repair work to any portion of the Facilities as Lessee determines is reasonably necessary in order to comply with the requirements of this Lease and otherwise keep the Premises in a good state of repair.

      Section 7.04. REQUIREMENTS OF GOVERNMENTAL AUTHORITIES. At all times during the Lease Term, Lessee shall, at Lessee's sole cost and expense, (i) make all alterations, additions, repairs and renovations to the Facilities, the Land and every part or parts thereof, required by Applicable Laws now or hereafter in effect; and (ii) indemnify, defend and hold Lessor and the Premises and every part thereof, harmless from any and all liability, loss, damages, fines, penalties, claims and actions resulting from Lessee's failure to comply with the provisions of this Article.

                                  ARTICLE EIGHT
                            CERTAIN LIENS PROHIBITED

      Section 8.01. NO MECHANICS' LIENS. Except as permitted in Section 8.02 hereof, Lessee shall not suffer or permit any mechanics' liens or other liens to be enforced against Lessor's Interest nor against Lessee's leasehold interest in the Premises by reason of a failure to pay for any work, labor, services, or materials supplied or claimed to have been supplied to Lessee or to anyone holding the Premises or any part thereof through or under Lessee. In addition, upon the completion of work by all such mechanics, materialmen, contractors, subcontractors and the like, Lessee shall obtain a release of liens therefrom.

      Section 8.02. RELEASE OF RECORDED LIENS. If any such mechanics' liens or materialmen's liens shall be recorded against the Premises, Lessee shall cause the same to be forthwith released of record or, in the alternative, if Lessee in good faith desires to contest the same, Lessee shall be privileged to do so, but in such case Lessee hereby agrees to indemnify and save Lessor harmless from all liability for damages occasioned thereby and shall, in the event of a judgment of foreclosure on said mechanics' lien, cause the same to be discharged and released prior to the execution of such judgment. In the event Lessor reasonably should consider Lessor's Interest endangered by any such liens and should so notify Lessee and each Permitted Mortgagee and Lessee or any Permitted Mortgagee should fail to provide adequate security for the payment of such liens, in the form of a surety bond, cash deposit or cash equivalent, or indemnity agreement reasonably satisfactory to Lessor within thirty (30) days after such notice, then Lessor, at Lessor's sole discretion, may discharge such liens and recover from Lessee immediately as Additional Rent under this Lease the amounts to be paid, with Interest thereon from the date paid by Lessor until repaid by Lessee.

      Section 8.03. MEMORANDUM OF RECITALS. The memorandum of Lease to be filed pursuant to Section 20.03 of this Lease shall state that any third party entering into a contract or agreement with Lessee for improvements to be located on the Land, or any other party claiming under said third party, shall be on notice that Lessor shall have no liability for satisfaction of any claims of any nature in any way arising out of a contract or agreement with Lessee.

                                  ARTICLE NINE
                      LESSOR REPRESENTATIONS AND WARRANTIES

      Section 9.01. LESSOR REPRESENTATIONS AND WARRANTIES. Lessor represents and warrants to Lessee as of the date hereof that:

      A. Lessor is sole owner of all of the right, title and interest in and to the Land and has good, marketable, insurable and indefeasible fee simple title thereto, free and clear of violations of law and free and clear of any lien, encumbrance or exception, other than as listed on EXHIBIT "B" hereto;

      B. there is no pending eminent domain, condemnation or similar proceeding affecting the Land, and Lessor has not received any notice and has no knowledge that any such proceeding is contemplated; Lessor has not received any notice and has no knowledge of any plan, study, effort or moratorium (actual or proposed) by any governmental authority or agency or by any non-governmental person or entity which may, in any way, negatively affect the development of the Land;

      C. the Land is zoned light industrial "LI". To the knowledge of Lessor, there are no violations of any Applicable Laws affecting any portion of the Land, and Lessor has received no written notice of any such violations from any Governmental Authorities;

      D. there is no action, suit, proceeding or claim affecting the Land or affecting Lessor and relating to or arising out of the ownership, operation, use or occupancy of the Land pending or being prosecuted in any court or by or before any federal, state, county, or municipal department, commission, board, bureau or agency or other Governmental Authority nor, to the knowledge of Lessor, is any such action, suit, proceeding or claim threatened or being asserted. There is no proceeding pending or presently being prosecuted for the reduction of the assessed valuation or taxes or other impositions payable in respect of any portion of the Land and Lessor has not received notice and has no knowledge of any contemplated increase in the assessed valuation of the Land;

      E. except as set forth on EXHIBIT "B", the Land is free and clear of all liens, mortgages, or encumbrances of any nature, except as expressly permitted in this Lease, and no work has been performed or is in the progress by Lessor, and no materials have been furnished to the Land or any portion thereof by, or on behalf, of Lessor, which might give rise to mechanic's, materialman's or other liens against the Land;

      F. except as listed on EXHIBIT "B", there is no adverse parties in possession of the Land or of any part thereof and no parties in occupancy or in possession of all or any part thereof except Lessor, and no party has been granted any license, lease, or other right relating to the use or possession of the Land;

      G. there is no contract or other obligations in effect with respect to the Land, including, without limitation, contracts for the sale, exchange or transfer of the Land or any portion thereof, or for the construction of any additional improvements on the Land and there are no persons employed by Lessor at the Land;

      H. there are no attachments, execution, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws contemplated or filed by Lessor or pending against Lessor or the Land;

      I. except as listed on EXHIBIT "B", Lessor is not prohibited from consummating the transactions contemplated in this Lease by any law, regulation, agreement, instrument, restriction, order, decree, writ, injunction or judgment and there is no required consent, release or permission of third parties necessary for the consummation of such transactions;

      J. except as listed on EXHIBIT "B", the Land is not subject to assessment or collection of additional taxes for prior years based upon a change in the land usage or ownership;

      K. the Land or any part is not located in a flood plain or flood hazard area or in any conservation or historic district;

      L. except as listed on EXHIBIT "B", no covenants or restrictions to which the Land is subject have been violated and will not be violated by the Facilities or Lessee's use thereof;

      M. except as listed on EXHIBIT "B", the Land has not been the subject of any subdivision process, nor is any such subdivision process pending;

      N. except as listed on EXHIBIT "B", Lessor has not used nor caused to be used nor are there any Hazardous Materials contained within or affecting the Land which in any manner violates or may violate federal, state or local laws, ordinances, rules and regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and the Land is in full compliance with all federal, state and local laws, regulations and standards relating to the use, occupancy, production, storage, sale, disposal or transportation of any Hazardous Materials; and

      O. there have been no Assessments (as defined in Section 18.04 hereof) relating to the use or possession of the Land.

                                   ARTICLE TEN
                          INSURANCE AND INDEMNIFICATION

      Section 10.01. INDEMNIFICATION BY LESSEE. Excluding the acts or omissions of Lessor, its employees, agents or contractors, Lessee shall indemnify, defend and save harmless Lessor, its agents, officers, and employees, from and against any and all liability claims, demands, damages, expenses, fees, fines, penalties, suits, proceedings, actions, and causes of action of any and every kind and nature arising or growing out of or in any way connected with Lessee's use, occupancy, management, operation or control of the Premises. This obligation to indemnify shall include legal counsel whose fees must be reasonable and third-party investigation costs and all other reasonable costs, expenses, and liabilities from the first notice that any claim or demand has been made; however, Lessee and Lessor shall use the same counsel if such counsel is approved by Lessor, which approval shall not be unreasonably withheld or delayed. If Lessor does not approve such counsel, then Lessor may retain independent counsel at Lessor's sole cost and expense. It is expressly understood and agreed that Lessee is and shall be deemed to be an independent contractor and operator responsible to all parties for its respective acts or omissions and that Lessor shall in no way be responsible therefor.

      Section 10.02. LESSOR NOT LIABLE. Lessor shall not be liable for any damage to either Persons or property sustained by Lessee or other Persons and caused by any act or omission of any occupant of the Facilities, except to the extent such damage is caused by Lessor's negligent or willful and wanton misconduct.

      Section 10.03. INSURANCE. Lessee shall at all appropriate times maintain, with respect to the Premises, for the duration of this Lease and any extensions thereof, comprehensive general liability insurance issued by a company or companies qualified, permitted or admitted to do business in the Commonwealth of Pennsylvania in an amount or amounts aggregating $5,000,000

($1,000,000 per occurrence/$2,000,000 annual aggregate, with a $4,000,000 umbrella).

      Section 10.04. LESSOR ADDITIONAL INSURED. Lessee agrees that with respect to the above required insurance, Lessor shall:

      A. Be named on the Comprehensive General Liability Policy as additional insured, as its interest may appear. Lessor agrees to promptly endorse insurance checks or otherwise release Insurance proceeds, provided no Event of Default is continuing hereunder. Lessor shall, regardless of the existence of an Event of Default, promptly endorse insurance checks or otherwise release insurance proceeds payable to (or to be held by) a Permitted Mortgagee if such Permitted Mortgagee's Permitted Mortgage so requires and such Permitted Mortgagee has undertaken cure of any such Event of Default susceptible to such cure by the Permitted Mortgagee.

      B. Be provided with thirty (30) days advance notice, in writing, of cancellation or material change in coverage. If any insurance policy provides that the insurer will give such notice, then Lessee shall not be obligated to do so with respect to such policy.

      C. Be provided with a certificate evidencing the above required insurance at the time the policies are required to be obtained and thereafter with certificates evidencing renewals or replacements of said policies of insurance at least thirty (30) days prior to the expiration or cancellation of any such policies.

      Section 10.05. BLANKET POLICIES. If any blanket general insurance policy of Lessee complies with the requirements of this Article Ten, such insurance shall fulfill the requirements set forth herein. At the request of Lessee, any Permitted Mortgagee may be named as an insured or an additional insured on any policies as its interest may appear.

      Section 10.06. INDEMNIFICATION BY LESSOR. Excluding the acts or omissions of Lessee, its employees, agents or contractors, Lessor shall indemnify, defend and save harmless Lessee, its agents, officers, and employees, from and against any and all liability claims, demands, damages, expenses, fees, fines, penalties, suits, proceedings, actions, and causes of action of any and every kind and nature arising or growing out of or in any way connected with Lessor's fee simple estate in the Land and/or Lessor's use, occupancy, management, operation or control of any property adjacent to the Premises. This obligation to indemnify shall include legal counsel whose fees must be reasonable and third-party investigation costs and all other reasonable costs, expenses, and liabilities from the first notice that any claim or demand has been made; however, Lessor and Lessee shall use the same counsel if such counsel is approved by Lessee, which approval shall not be unreasonably withheld or delayed. If Lessee does not approve such counsel, then Lessee may retain independent counsel at Lessee's sole cost and expense. It is expressly understood and agreed that Lessor is and shall be deemed to be an independent contractor and operator responsible to all parties for its respective acts or omissions and that Lessee shall in no way be responsible therefor.

      Section 10.07. CONTRIBUTORY ACTS. Whenever in this Lease any party is obligated to pay an amount or perform an act because of its negligence or willful misconduct (or that of its agents, employees, contractors, guests, or invitees), such obligations shall be mitigated to the extent of any contributory negligence or willful misconduct of the other party (or that of its agents, employees, contractors, guests, or invitees), and in any disputes damages shall be apportioned based on the relative amounts of such negligence or willful misconduct.

                                 ARTICLE ELEVEN
                        TERMINATION, DEFAULT AND REMEDIES

      Section 11.01. EVENTS OF DEFAULT. Any one of the following events shall be deemed to be an "Event of Default" by Lessee under this Lease:

      A. Lessee shall fail to pay any sum required to be paid to Lessor under the terms and provisions of this Lease.

      B. The taking by execution of Lessee's leasehold estate for the benefit of any Person other than a Permitted Mortgagee or purchaser at a Foreclosure.

      C. Lessee shall fail to perform any other covenant or agreement, other than the payment of money, to be performed by Lessee under the terms and provisions of this Lease and such failure shall not be cured within thirty (30) days after receipt of written notice from Lessor of such failure; provided that if, during such thirty (30) day period, Lessee takes action to cure such failure but is unable, by reason of the nature of the work involved, to cure such failure within such period and continues such work thereafter diligently and without unnecessary delays, such failure shall not constitute an Event of Default hereunder so long as such Event of Default is cured within one hundred twenty (120) days after receipt of such notice from Lessor.

      D. A court having jurisdiction over the Premises shall enter an order for relief in any involuntary case commenced against Lessee, as debtor, under the Federal Bankruptcy Code, as now or hereafter constituted, or the entry of a decree or order by a court having jurisdiction over the Premises appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of or for Lessee or any substantial part of the properties of Lessee or ordering the winding up or liquidation of the affairs of Lessee, and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days.

      E. The commencement by Lessee of a voluntary case under the Federal Bankruptcy Code, as now or hereafter constituted, or the consent or acquiescence by Lessee to the commencement of a case under such Code or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of or for Lessee or any substantial part of the properties of the Lessee.

      Section 11.02. RIGHT TO EXPEL. The Permitted Mortgagee shall have the right to expel Lessee upon the occurrence of an Event of Default and assume the position of Lessee with all rights and duties under this Lease.

      Section 11.03. LESSOR'S RIGHTS UPON DEFAULT. Subject to the rights of the Permitted Mortgagees under Article Six and Section 11.02 upon the occurrence and during the continuance of an Event of Default, upon the occurrence of an Event of Default under this Lease: (i) Lessee may elect, in writing, to purchase Lessor's fee simple estate in the Land, so long as no item of Rent remains unpaid under this Lease and Lessee has reimbursed Lessor for all and any costs and expenses incurred in connection with any Events of Default, with Interest; or (ii) if Lessee does not so elect to purchase Lessor's fee simple estate in the Land, Lessor may elect to purchase the Facilities in accordance with the provisions of Article Twelve hereof, with full right of offset for reimbursement for all and any items of Rent that remain unpaid and all and any costs and expenses incurred in connection with any Events of Default, with Interest; and
(iii) if Lessee does not so elect to purchase Lessor's fee simple estate in the Land, Lessor may declare all items of Rent for the entire balance of the Term to be immediately due and payable, together with all and any costs and expenses incurred in connection with any Events of Default, with Interest (subject to Lessor's obligation to mitigate damages); and (iv) Lessor shall have the right to exercise all and any other of its rights and/or remedies resulting from any Event of Default under this Lease.

      Section 11.04. SURRENDER OF LIEN-FREE TITLE. Upon the expiration or early termination of the Term of this Lease (other than pursuant to Subsection 11.03(i) above), Lessee shall immediately deliver possession of the Premises, with the exception of the items of Facility Equipment specified, subject to the terms contained in this Lease, to Lessor, shall cure all Events of Default, and shall, subject to the provisions of this Lease regarding demolition and the right of Lessee to remove Facility Equipment, quit-claim all right, title and interest in the Premises, and every part thereof, free and clear of all liens and encumbrances whatsoever other than (i) those existing on the date of this Lease, (ii) those created by Lessor and (iii) those approved in writing by Lessor. This obligation includes the discharge of all liens and encumbrances which may exist upon early termination of this Lease.

      Section 11.05. FAILURE TO SURRENDER. If Lessee fails to surrender the Premises, or any part thereof, as required hereunder, at the expiration or sooner termination of the Term of this Lease, Lessee will indemnify, defend and hold Lessor harmless from all liability and expense resulting from the delay or failure to so surrender, founded on or resulting from Lessee's failure to so surrender, and any direct or indirect or consequential damages which Lessor may incur, with Interest, unless caused by Lessor's negligent or willful and wanton misconduct.

      Section 11.06. HOLDING OVER NOT PERMITTED. This Lease shall, unless earlier terminated, terminate without further notice at the expiration of the Lease Term (subject to extension as set forth herein) and no holding over shall be permitted without the express prior written consent of Lessor. Any holding over by Lessee after expiration or earlier termination of the Term of this Lease shall not constitute a renewal or extension or give Lessee any rights in or to the Premises, or any part thereof.

                                 ARTICLE TWELVE
          LESSEE'S OPTION TO PURCHASE; LESSOR'S RIGHT OF FIRST REFUSAL

      Section 12.01. LESSEE'S OPTION TO PURCHASE THE LAND. Commencing on the fifth anniversary of the Commencement of the Term, Lessee shall have the right to purchase Lessor's fee simple estate in the Land, at a purchase price equal to FIFTY THOUSAND DOLLARS ($50,000.00) per acre of the Land (for the Land) plus FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) (for the rights described in the last two sentences of this Section 12.01) (collectively, the "Purchase Price"). Lessee shall exercise this right by notifying Lessor within the three (3) month period immediately following the fifth anniversary of the Commencement of the Term. Lessor shall convey the Premises to Lessee at a closing to be held within ninety

(90) days after delivery to Lessor of the notice contemplated by this Section. The conveyance of the Land by Lessor to Lessee shall be subject to substantially the same representations and warranties of Lessor as described in Section 9.01 of this Lease. Subject to Section 12.04, the Term of this Lease shall end when title to the Land is conveyed to Lessee. In the event that Lessee exercises its right to purchase the Land in accordance with the provisions of this Section, Lessee shall have the right to continue to use the System subject to the provisions of Section 6.03 hereof and Article Three of the Blood Supply Agreement. Lessee understands and acknowledges, in particular, that even though Lessee may exercise its right to purchase the Land in accordance with the terms and conditions of this Section, Lessee shall, nevertheless, continue to pay for its usage of the System in accordance with the provisions of Article III of the Blood Supply Agreement.

      Section 12.02. LESSOR'S RIGHT OF FIRST REFUSAL. If, during the Term, Lessee receives an offer to purchase the Facilities or any part thereof, and desires to accept said offer, Lessee shall give Lessor not less than ninety (90) days prior written notice of the proposed sale date, setting forth the name and address of the proposed purchaser, the amount of the proposed purchase price, and all other terms and conditions of such transaction; it being understood and agreed, however, that Lessor's right of first refusal hereunder shall not be applicable in connection with a sale (i) to a Permitted Assignee or (ii) in connection with a sale of all or a substantial portion of Lessee's assets or business or ((iii) in connection with a merger, consolidation or other combination of Lessee. Lessor shall, within thirty (30) days after it receives the aforesaid notice from Lessee (the "Notice of First Offer") notify Lessee whether or not it wishes to purchase the Facilities at the same price and on the same terms of any such offer, it being understood that in the event Lessor does not give notice of its intention to exercise said option to purchase within said time frame, Lessee shall be free to sell the Facilities in accordance with the terms and conditions of such offer without any restriction, and Lessor shall have no further right to purchase the Facilities in accordance with such offer. Anything contained in this Section 12.02 to the contrary notwithstanding, under no circumstances may Lessee sell the Facilities to a third party unless (i) such third party will use the Facilities in the same manner provided in Section 4.01 hereof, or (ii) Lessee has already purchased (previously or as part of the same transaction) the Land and sells the Facilities and the Land as a package thereby terminating its leasehold estate in the Land upon consummation of such transaction, it being understood and agreed that under no circumstances may Lessee sell the Facilities under and subject to the terms of this Lease unless such purchaser is a Person who uses the Facilities in the same manner provided in Section 4.01 hereof.

      Section 12.03. APPRAISAL PROCEDURE. In the event Lessor exercises its right of first refusal in accordance with the provisions of Section 12.02 above, the purchase price to be paid by Lessor for the Facilities shall not exceed in any event the fair market value of the Facilities (with no portion of such purchase price being allocated to this Lease and/or Lessee's leasehold estate in the Land). The fair market value of the Facilities shall be free of liens and encumbrances other than such as would not adversely affect the marketability of title. Fair Market Value of the Facilities shall be determined as though this Lease were not in effect. Lessor and Lessee shall try to agree upon one licensed real estate broker specializing in the sale and/or leasing of commercial property comparable to the Land in Montgomery County, Pennsylvania, having not less than ten (10) years of experience and recognized as ethical and reputable in the industry (a "Qualified Broker"), to make the appraisal to determine fair market value. If Lessor and Lessee cannot agree on one (1) Qualified Broker, within ten (10) days after the date either Lessor or Lessee notifies the other of the need for an appraisal, then Lessor and Lessee shall each select a Qualified Broker within five (5) days after the date they determine they cannot agree on one (1) Qualified Broker. The two (2) Qualified Brokers shall meet within ten (10) days after the date the last Qualified Broker is selected, to attempt to agree on the appraisal. If the two Qualified Brokers are unable to agree on the appraisal within five (5) days after their first meeting, they shall both select a third Qualified Broker within five (5) days after they determine they cannot agree. The three (3) Qualified Brokers shall meet within five (5) days after the date the third Qualified Broker is selected. If the three (3) Qualified Brokers are unable to reach agreement within ten (10) days after the date the third Qualified Broker is selected, each shall submit his written appraisal to Lessor and Lessee. The amount of the appraisal shall be the mean average of the two (2) closest appraisal amounts. Lessor and Lessee shall equally share the cost of the services of all Qualified Brokers.

      Section 12.04. NO MERGER. There shall be no merger of the leasehold estate created by this Lease with the fee estate in the Premises by reason of the same Person owning or holding both the leasehold estate and any interest in the fee estate, unless Lessor and all other Persons, including all Permitted Mortgagees, having any interest in the leasehold estate created by this Lease and the fee estate in the Premises shall execute an instrument in recordable form effecting such merger.

                                ARTICLE THIRTEEN
                                EXTENSION OPTIONS

      Section 13.01. EXTENSION OPTIONS. Lessee may extend the Term for one (1) addition term of nine (9) years, on the same terms and conditions as are contained in this Lease (including without limitation, the payment of the same Rent), by so notifying Lessor not less than six (6) months prior to the date that the Term would otherwise expire. Lessee's right to extend the Term shall only be applicable in the event that Lessee is otherwise in compliance with all of the terms and conditions of, and its obligations under, this Lease.

                                ARTICLE FOURTEEN
                                DEFAULT BY LESSOR

      Section 14.01. LESSOR DEFAULTS. If Lessor fails to perform any of its respective obligations or covenants under this Lease, then Lessee shall be entitled to enforce any one or more of the following rights and remedies:

      A. Lessee shall be entitled to require Lessor to specifically perform its obligations under this Lease or restrain or enjoin Lessor from continuing the activities that constitute the default of Lessor; and

      B. Lessee shall be entitled to exercise all other rights and remedies available to Lessee under this Lease or otherwise available to Lessee at law or in equity as a consequence of the Lessor's default.

                                 ARTICLE FIFTEEN
                                  CONDEMNATION

      Section 15.01. CONDEMNATION OF ENTIRE PREMISES. Upon the permanent Taking of the entire Premises, this Lease shall terminate and expire as of the date of such Taking, and both Lessee and Lessor shall thereupon be released from any liability thereafter accruing hereunder. Lessee and the Permitted Mortgagee shall each receive notice of any proceedings relating to a Taking and shall each have the right to participate therein.

      Section 15.02. PARTIAL CONDEMNATION. Upon a temporary Taking or a Taking of less than all of the Premises, Lessee, at its election, may terminate this Lease by giving Lessor notice of its election to terminate at least sixty (60) days prior to the date of such termination if Lessee reasonably determines that the Premises cannot be economically and feasibly used by Lessee for its intended purposes. Upon any such termination, the Rent accrued and unpaid hereunder shall be apportioned to the date of termination.

      Section 15.03. PAYMENT OF AWARDS. Upon the Taking of all or any portion of the Premises (a) Lessee shall be entitled (free of any claim by Lessor) to the Award for the value of its interest in the Premises and its rights under this Lease and damages to any of its other property, together with any other compensation or benefits paid as a consequence of the interruption of Lessee's business; and (b) Lessor shall be entitled (free of any claim by Lessee) to the Award for the value of Lessor's Interest (such value to be determined as if this Lease were in effect and continuing to encumber Lessor's Interest).

      Section 15.04. REPAIR AFTER CONDEMNATION. Should a Taking occur that does not result in termination as provided by Sections 15.01 or 15.02, Lessee, at its expense, shall commence and proceed with reasonable diligence to repair or reconstruct the Facilities. Any and all such repairs or reconstruction shall be subject to prior reasonable approval of Lessor. Notwithstanding the foregoing provisions of this Section 15.04, if the Award payable as a consequence of a Taking (after payment of all or any portion of such Award towards amounts owed under any Permitted Mortgage) is insufficient, in the reasonable judgment of Lessee, to permit such restoration, then Lessee, with the prior written approval of the Permitted Mortgagee (a copy of which approval must be delivered to Lessor), may terminate this Lease by written notice to Lessor in which event, at the request of Lessor, Lessee shall demolish the Facilities, at Lessee's sole cost and expense, and shall restore the Land to substantially the same condition as it existed on the date of this Lease. All or any portion of the Award payable to Lessee as a consequence of a Taking affecting the Premises shall be deposited with and disbursed by the Permitted Mortgagee (holding the Permitted Mortgage with the most senior lien priority) pending the completion of the restoration of the Premises. In the event of termination under this Section 15.04, this Lease shall terminate ten (10) days after the date of such notice with the same force and effect as if such date were the date herein fixed for the expiration of the Term, and the Rent shall be apportioned and paid at the time of such termination.

                                 ARTICLE SIXTEEN
           ASSIGNMENT, SUBLETTING, AND TRANSFERS OF LESSEE'S INTEREST

      Section 16.01. SALE, ASSIGNMENT AND SUBLETTING BY LESSEE. At any time after the Date of Opening, Lessee may sell, assign or sublet Lessee's leasehold estate created by this Lease and the other rights of Lessee hereunder without the consent of Lessor, so long as no Event of Default has occurred and such sale, assignment or subletting shall be to a Person who uses the Facilities in the same manner provided in Section 4.01 hereof. No other sale, assignment or subletting by Lessee shall be permitted hereunder unless in connection with such sale, assignment or subletting of Lessee's leasehold estate created by this Lease, Lessee also, as part of the same transaction or contemporaneously therewith, exercises its right to purchase the Land in accordance with Section

12.01 hereof and consummates the purchase of the Land and sale, assignment or subletting of Lessee's leasehold estate created by this Lease at the same time.

      Section 16.02. APPLICATION TO LEASEHOLD MORTGAGES. Nothing contained in this Article Sixteen shall be construed to apply to or otherwise limit the rights of Lessee to mortgage (or assign for collateral) its leasehold estate under this Lease to a Permitted Mortgagee, as to which Article Six shall govern.

      Section 16.03. TRANSFERS OR MORTGAGES OF LESSOR'S INTEREST. Other than as listed on EXHIBIT "B" hereto, any and all mortgages, deeds of trust, or liens placed or suffered by Lessor encumbering Lessor's Interest shall be expressly subject and subordinate to this Lease, to all obligations of Lessor hereunder, and to all of the rights, titles, interests and estates of Lessee created or arising hereunder. Other than as listed on EXHIBIT "B" hereto, the obligations of Lessor under this Lease shall survive any conveyance, Foreclosure or other transfer of Lessor's Interest, and Lessor shall not be relieved of such obligations as a consequence of such conveyance, Foreclosure or other transfer. Furthermore, other than as listed on EXHIBIT "B" hereto, any Person succeeding to Lessor's Interest as a consequence of any such conveyance, Foreclosure or other transfer shall succeed to all of the obligations of Lessor hereunder.

                                ARTICLE SEVENTEEN
                             COMPLIANCE CERTIFICATES

      Section 17.01. LESSOR COMPLIANCE. Lessee agrees, at any time and from time to time upon not less than thirty (30) days prior written notice by Lessor, to execute, acknowledge and deliver to Lessor or to such other party as Lessor shall request, a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) to the best of its knowledge, whether or not there are then existing any offsets or defenses against the enforcement of any of the terms, covenants or conditions hereof upon the part of Lessee to be performed (and if so specifying the same), (c) the dates to which the Rent and other charges have been paid, and (d) the dates of commencement and expiration of the Term, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of the Lessor's Interest.

      Section 17.02. LESSEE COMPLIANCE. Lessor agrees, at any time and from time to time, upon not less than thirty (30) days prior written notice by Lessee, to execute, acknowledge and deliver to Lessee a statement in writing, addressed to Lessee or to such other party as Lessee shall request, certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications); (b) the dates to which the Rent and other charges have been paid; (c) whether an Event of Default has occurred and is continuing hereunder (and stating the nature of any such Event of Default); (d) whether an event has occurred which, after giving of notice or the passage of time (or both) would result in an Event of Default (and stating the nature of any such event); and (e) the dates of commencement and expiration of the Term. Any such statement delivered pursuant to this Section may be relied upon by any prospective assignee, sublessee or Permitted Mortgagee of this Lease or by any assignee or prospective assignee of any Permitted Mortgage or by any undertenant or prospective undertenant of the whole or any part of the Premises.

                                ARTICLE EIGHTEEN
                               TAXES AND LICENSES

      Section 18.01. PAYMENT OF TAXES. Lessee shall pay and, upon request by Lessor, shall provide evidence of payment to the appropriate collecting authorities, any and all federal, state and local real property, personal property and other taxes and fees, assessments and charges, whether general or special, ordinary or extraordinary, which are now or may hereafter be, levied upon the Premises, Lessee's interest in the Premises, Lessee, the business conducted on the Premises, and/or any of Lessee's property used in connection therewith. Lessee shall maintain in current status all federal, state and local licenses and permits required for the operation of the business conducted by Lessee. Lessor shall pay, and, upon request by Lessee or a Permitted Mortgagee, shall provide evidence of payment to the appropriate collecting authorities, all federal, state and local taxes and fees, which are now or may hereafter be, levied upon Lessor (other than with respect to Lessor's Interest). Lessee and Lessor may pay any of the above items in installments if payment may be so made without penalty other than the payment of interest. The obligations of Lessor and Lessee to pay taxes and fees under this Section 18.01 shall apply only to the extent that Lessor or Lessee are not exempt from paying such taxes and fees and to the extent that such taxes and fees are not otherwise abated.

      Section 18.02. CONTESTED TAX PAYMENTS. Lessee shall not be required to pay, discharge or remove any such taxes or assessments so long as Lessee is contesting the amount or validity thereof by appropriate proceeding which shall operate to prevent or stay the collection of the amount so contested. Lessee hereby agrees to indemnify, defend and save Lessor harmless from all liability for damages occasioned thereby and shall, in the event of a judgment of foreclosure on any lien arising in respect to such contested amounts, cause the same to be discharged and removed prior to the execution of such judgment. Lessor shall cooperate with Lessee in completing such contest and Lessor (subject to the last sentence of this Section) shall have no right to pay the amount contested during the contest. Upon the termination of such proceeding, Lessee shall deliver to Lessor proof of the amount due as finally determined and proof of payment thereof. Lessor, at Lessee's expense, shall join in any such proceeding if any law shall so require. Lessee shall, if reasonably requested by Lessor to do so in order to protect Lessor from any sale or foreclosure against the Land or any part or parts thereof, provide a good and sufficient surety bond or other security deemed appropriate by Lessor in the amount of any taxes and/or Assessments being contested by Lessee plus estimated Interest and penalties which may be imposed.

      Section 18.03. REAL ESTATE TRANSFER TAX. In addition to and not in limitation of the other provisions of this Article, Lessee shall pay and shall be solely responsible for any and all real estate transfer taxes which may be levied, assessed, charged or imposed in connection with this Lease, whether imposed on the value of the Land, the Facilities, or the Premises, or otherwise.

      Section 18.04. ASSESSMENTS. Specifically, and without in any way limiting the generality of the foregoing, Lessee shall pay any and all special assessments, levies or charges made by any Governmental Authority for local improvements ("Assessments"), before they shall become delinquent (and furnish written proof of payment to Lessor within ten (10) days thereafter) and as required by Applicable Laws and proceedings under which any such Assessments are made by any Governmental Authorities. If the right is given to pay any such Assessments in one sum or in installments, Lessee may elect either mode of payment.

                                ARTICLE NINETEEN
                                  FORCE MAJEURE

      Section 19.01. DISCONTINUANCE DURING FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Lessee or a Permitted Mortgagee, there shall be excluded from the computation for any such period of time, any delays due to Force Majeure. Lessor shall not be obligated to recognize any delay caused by Force Majeure unless Lessee or such Permitted Mortgagee shall, within ten (10) days after Lessee or such Permitted Mortgagee is aware of the existence of an event of Force Majeure, shall notify Lessor thereof. The foregoing notwithstanding, if any such delay is caused by Lessor, Lessee or such Permitted Mortgagee shall not be required to give notice to Lessor of such delay.

      Section 19.02. OBLIGATIONS NOT EXCUSED. Anything contained in this Article 19 to the contrary not withstanding, it is understood and agreed that no event of Force Majeure shall excuse Lessee's obligation under this Lease to pay Rent.

                                 ARTICLE TWENTY
                                  MISCELLANEOUS

      Section 20.01. NOTICES. Notices or communications to Lessor or Lessee required or appropriate under this Lease shall be in writing, sent by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or
(c) registered or certified United States mail, postage prepaid, or (d) prepaid telecopy if confirmed by expedited delivery service or by mail in the manner previously described, addressed as follows:

if to Lessor:     Moyer Packing Company
                  249 Allentown Road
                  P. O. Box 395
                  Souderton, Pennsylvania 18964-0395
                  Attention: Mr. William G. Morral,
                             Vice President-Finance
                  Telecopy No. 215-723-2190

with a copy at the same time to:

                  William R. Wanger, Esquire
                  Pearlstine/Salkin Associates
                  1250 South Broad Street, Suite 1000
                  P. 0. Box 431
                  Lansdale, PA 19446-0431
                  Telecopy No. 215-699-0231

if to Lessee:     Biopure Corporation
                  68 Harrison Avenue
                  Boston, Massachusetts 02111
                  Attention: Mr. Brian Lajoie
                        Vice President-Finance
                  Telecopy No. 617-350-6614

with a copy at the same time to:

                  LeBoeuf, Lamb, Greene & MacRae
                  125 West 55th Street
                  New York, New York 10019-5389
                  Attention: Jane Kober, Esq.
                  Telecopy No. 212-424-8500
or to such other address or to the attention of such other person as hereafter shall be designated in writing by such party. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service, or mail, upon receipt. The notices provided to Lessee under this Lease shall not be effective against any Permitted Mortgagee, unless such notices are sent to the Permitted Mortgagee pursuant to Section 6.02 and at the address set forth in EXHIBIT "C" or as otherwise provided.

      Section 20.02. RELATIONSHIP OF PARTIES. Nothing contained herein shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent, partners, joint venturers, or any other similar such relationship, between the parties hereto. It is understood and agreed that no provision contained herein nor any acts of the parties hereto creates a relationship other than the relationship of Lessor and Lessee.

      Section 20.03. MEMORANDUM OF LEASE. Neither Lessor nor Lessee shall file this Lease for record in the Office of the County Clerk of Montgomery County, Pennsylvania, or in any public place without the written consent of the other. In lieu thereof, Lessor and Lessee agree to execute in recordable form a memorandum of this Lease in the form of EXHIBIT "D" attached hereto. Such memorandum shall be filed for record in the Office of the Recorder of Deeds of Montgomery County, Pennsylvania.

      Section 20.04. ATTORNEYS' FEES. If either party is required to commence legal proceedings relating to this Lease, the prevailing party shall be entitled to receive reimbursement for its reasonable attorneys' fees and costs of suit.

      Section 20.05. APPROVALS. Whenever approvals are required of either party hereunder, if no objection is made to a written proposal or request for approval within the time period specified for response herein, such approval shall be deemed to have been given. If no time period is specified for a response to a proposal or request for approval, a reasonable time not to exceed ten (10) days from the date of such proposal or request shall apply unless the parties otherwise agree in writing.

      Section 20.06. PENNSYLVANIA LAW TO APPLY. This Lease shall be construed under and in accordance with the laws of the Commonwealth of Pennsylvania, and all obligations of the parties created hereunder are performable in Montgomery County, Pennsylvania. The parties hereto consent to the jurisdiction of the Montgomery County, Pennsylvania courts and the federal courts sitting in Philadelphia, Pennsylvania as the sole and exclusive forum for the adjudication of disputes and submit to the jurisdiction of said courts.

      Section 20.07. APPROVAL OF ANCILLARY AGREEMENTS. Lessor agrees that in the event it becomes necessary or desirable for Lessor to approve in writing any ancillary agreements or documents concerning the Premises or concerning the construction, operation or maintenance of the Facilities or to alter or amend any such ancillary agreements between Lessor and Lessee or to give any approval or consent of Lessor required under the terms of this Lease, Lessor hereby authorizes, designates and empowers Lessor Representative to execute any such agreement, approvals or consents necessary or desirable.

      Section 20.08. RIGHTS CUMULATIVE. All rights, options, and remedies of Lessor and Lessee contained in this Lease shall be construed and held to be cumulative and no one of them shall be exclusive of the other. Lessor and Lessee shall each have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity whether or not stated in this Lease.

      Section 20.09. NON-WAIVER. No waiver by Lessor or Lessee of a breach of any of the covenants, conditions, or restrictions of this Lease shall constitute a waiver of any subsequent breach of any of the covenants, conditions or restrictions of this Lease. The failure of Lessor or Lessee to insist in any one or more cases upon the strict performance of any of the covenants of the Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant or option. A receipt by Lessor or acceptance of payment by Lessor of Rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach. No waiver, change, modification or discharge by Lessor or Lessee of any provision of this Lease shall be deemed to have been made or shall be effective unless expressed in writing and signed by the party to be charged.

      Section 20.10. TERMINOLOGY. Unless the context of this Lease clearly requires otherwise, (a) pronouns, wherever used herein, and of whatever gender, shall include natural persons and corporations and associations of every kind and character; (b) the singular shall include the plural wherever and as often as may be appropriate; (c) the word "includes" or "including" shall mean "including without limitation"; (d) the word "or" shall have the inclusive meaning represented by the phrase "and/or"; (e) the words "hereof," "herein," "hereunder," and similar terms in this Lease shall refer to this Lease as a whole and not to any particular section or article in which such words appear. The section, article and other headings in this Lease and the Table of Contents to this Lease are for reference purposes and shall not control or affect the construction of this Lease or the interpretation hereof in any respect. Article, section and subsection and exhibit references are to this Lease unless otherwise specified. All exhibits attached to this Lease constitute a part of this Lease and are incorporated herein. All references to a specific time of day in this Lease shall be based upon Eastern Standard Time (or the other standard of measuring time recognized in Montgomery County, Pennsylvania).

      Section 20.11. COUNTERPARTS. This Lease may be executed in multiple counterparts, each of which shall be declared an original.

      Section 20.12. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

      Section 20.13. ENTIRE AGREEMENT. This Lease, together with the exhibits attached hereto, contains the final and entire agreement between the parties hereto and contains all of the terms and conditions agreed upon, and no other agreements, oral or otherwise, regarding the subject matter of this Lease shall be deemed to exist or to bind the parties hereto; it being the intent of the parties that neither shall be bound by any term, condition, or representations not herein written.

      Section 20.14. AMENDMENT. No amendment, modification, or alteration of this Lease shall be binding unless the same be in writing, dated on or subsequent to the date hereof and duly executed by the parties hereto. No such amendment, modification, or alteration, and no termination of this Lease, shall be effective without the prior written consent of each Permitted Mortgagee.

      Section 20.15. SUCCESSORS AND ASSIGNS. All of the covenants, agreements, terms and conditions to be observed and performed by the parties hereto shall be applicable to and binding upon the parties hereto and their respective successors and permitted assigns including any successor by merger or consolidation of Lessor.

      Section 20.16. INTERPRETATION. This Lease shall be interpreted and construed without regard to customary principles of interpretation and construction of legal instruments which construe ambiguities against the party causing an instrument to be drafted.

      Section 20.17. HAZARDOUS MATERIALS. Notwithstanding anything contained in this Lease to the contrary, if Lessee finds any Hazardous Materials on the Land prior to October 31, 1994, then Lessee shall have the right to terminate this Lease by delivering written notice thereof to Lessor no later than November 15, 1994.

If Lessee terminates this Lease as a result of finding Hazardous Materials on the Land, then neither party hereto shall have any further rights, duties, or obligations hereunder.

      EXECUTED as of the 21st day of October, 1994, intending to be legally bound hereby.

      "Lessor"                         MOYER PACKING COMPANY


                                       By: /s/ William G. Morral
                                           -------------------------------------
                                       Name:  William G. Morral
                                       Title: Vice President-Finance


      "Lessee"                         BIOPURE CORPORATION


                                       By: /s/ Jim O'Shea
                                           -------------------------------------
                                       Name: Jim O'Shea
                                       Title: President

                                    EXHIBITS

REFERENCE                                       TITLE
---------                                       -----

EXHIBIT "A"                             THE LAND

EXHIBIT "B"                             LIENS AND ENCUMBRANCES AFFECTING
                                        THE LAND

EXHIBIT "C"                             PERMITTED MORTGAGES

EXHIBIT "D"                             FORM OF MEMORANDUM OF LEASE

EXHIBIT "E"                             FORM OF WAIVER OF LIENS

                     [LETTERHEAD OF URWILER & WALTER, INC.]

                                                                October 10, 1994

Description of Lot #2.

ALL THAT CERTAIN tract of land situate in the Township of Franconia, County of Montgomery, Commonwealth of Pennsylvania, as shown on Mopac Plan of Subdivision (Sheet 1 of 1), prepared for Mopac by Urwiler & Walter, Inc. dated August 24, 1994, bounded and described as follows, to wit:

BEGINNING at a point on the Southeast ultimate right-of-way line of Souder Road (30 feet wide half width), said point being in the line of lands of Lot #2 and the lands of Terry L. Kiser, said point being also located the following two (2) dimensions from a point marking the intersection the centerline of Souder Road S.R. 1005 and the centerline of Allentown Road S.R. 1001 (33 feet legal right-of-way):

(1)   in a Southwesterly direction 370.00 plus or minus feet to a point

(2)   South 41 degrees 12 minutes 40 seconds East 27.77 feet to a point;

THENCE from said beginning point and extending along the said dividing line and on and thru a 30 feet wide drainage easement South 41 degrees 12 minutes 40 seconds East 234.04 feet to a point, said point being the Northwest corner of lands of Kenneth R. Schumann;

THENCE along said Schumann lands and the lands of James R. Depermentier South 39 degrees 55 minutes 22 seconds East 79.02 feet to a point, said point being the Northwest corner of Lot #1, said point being also in and along a proposed 20 feet wide utility easement;

THENCE along the line dividing the lands of Lot #1 and #2 South 27 degrees 43 minutes 00 seconds West 241.96 feet to a point, said point being in the Northeast line of lands of Dale L. & M. Aldine Frankenfield;

URWILER & WALTER, INC./Mopac/Lot #2/October 10, 1994/Page 2


THENCE along said Frankenfield lands South 44 degrees 31 minutes 22 seconds West
359.58 feet to a point, said point being in the Northeast corner of lands of Lot #3;

THENCE along Lot #3 and crossing a 20 feet wide utility easement North 45 degrees 32 minutes 52 seconds West 381.24 feet to a point, said point being on the Southeast ultimate right-of-way of Souder Road aforesaid;

THENCE along the Southeast ultimate right-of-way of Souder Road North 44 degrees 27 minutes 08 seconds East 616.74 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING: 5.090 acres of land more or less.

                                    EXHIBIT B

            1. Discrepancies or conflicts in boundary lines, easements, encroachments, or area content which a satisfactory survey would disclose.

            2. Possible additional tax assessments for new construction and/or major improvements by Tenant.

            3. Title to that portion of the Land in the bed of Souder Road is subject to public and private rights therein.

            4. Resolution No. 92-10-10-08 recorded at Book 5019 Page 424 in the Montgomery County Commissioners Registry.

                      MEMORANDUM OF GROUND LEASE AGREEMENT

      THIS MEMORANDUM made as of this ____ day of ______________, 1994, by and between MOYER PACKING COMPANY, a Pennsylvania corporation having its principal office at 249 Allentown Road, P.O. Box 395, Souderton, Pennsylvania 18964-0395 ("Lessor"); and BIOPURE CORPORATION, a Delaware corporation, having its principal office at 68 Harrison Avenue, Boston, Massachusetts 02111 ("Lessee").

                              W I T N E S S E T H:

            1. Lessor and Lessee have entered into a certain Ground Lease Agreement (the "Lease") dated as of the _____ day of _____________, 1994, for that certain tract of land situate in the Township of Franconia, County of Montgomery, Commonwealth of Pennsylvania, as more fully described in Schedule 1, attached hereto and made a part hereof.

            2. The initial term of the Lease commenced on the ____ day of _____________, 1994 and extends for an initial term of twenty (20) years, with one (1) nine (9) year extension option.

            3. This Memorandum is intended for recording purposes only and does not supersede, diminish, add to or change the terms and conditions of the Lease.

      IN WITNESS WHEREOF, the parties hereto have caused this Memorandum to be executed as of the date first above written.

                                       LESSOR:

                                       MOYER PACKING COMPANY


Attest:______________________          By:__________________________
            Secretary                           President

(CORPORATE SEAL)
                                       LESSEE:

                                       BIOPURE CORPORATION


Attest:______________________          By:__________________________
            Secretary                           President

(CORPORATE SEAL)

                     [LETTERHEAD OF URWILER & WALTER, INC.]


                                                                October 10, 1994

Description of Lot #2.

ALL THAT CERTAIN tract of land situate in the Township of Franconia, County of Montgomery, Commonwealth of Pennsylvania, as shown on Mopac Plan of Subdivision (Sheet 1 of 1), prepared for Mopac by Urwiler & Walter, Inc. dated August 24, 1994, bounded and described as follows, to wit:

BEGINNING at a point on the Southeast ultimate right-of-way line of Souder Road (30 feet wide half width), said point being in the line of lands of Lot #2 and the lands of Terry L. Kiser, said point being also located the following two (2) dimensions from a point marking the intersection the centerline of Souder Road S.R. 1005 and the centerline of Allentown Road S.R. 1001 (33 feet legal right-of-way):

(1)   in a Southwesterly direction 370.00 plus or minus feet to a point

(2)   South 41 degrees 12 minutes 40 seconds East 27.77 feet to a point;

THENCE from said beginning point and extending along the said dividing line and on and thru a 30 feet wide drainage easement South 41 degrees 12 minutes 40 seconds East 234.04 feet to a point, said point being the Northwest corner of lands of Kenneth R. Schumann;

THENCE along said Schumann lands and the lands of James R. Depermentier South 39 degrees 55 minutes 22 seconds East 79.02 feet to a point, said point being the Northwest corner of Lot #1, said point being also in and along a proposed 20 feet wide utility easement;

THENCE along the line dividing the lands of Lot #1 and #2 South 27 degrees 43 minutes 00 seconds West 241.96 feet to a point, said point being in the Northeast line of lands of Dale L. & M. Aldine Frankenfield;

                                   SCHEDULE 1

URWILER & WALTER, INC./Mopac/Lot #2/October 10, 1994/Page 2


THENCE along said Frankenfield lands South 44 degrees 31 minutes 22 seconds West
359.58 feet to a point, said point being in the Northeast corner of lands of Lot #3;

THENCE along Lot #3 and crossing a 20 feet wide utility easement North 45 degrees 32 minutes 52 seconds West 381.24 feet to a point, said point being on the Southeast ultimate right-of-way of Souder Road aforesaid;

THENCE along the Southeast ultimate right-of-way of Souder Road North 44 degrees 27 minutes 08 seconds East 616.74 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING: 5.090 acres of land more or less.

COMMONWEALTH OF PENNSYLVANIA  :
                                SS
COUNTY OF _________________   :

      On this _____ day of ___________________, 1994, before me, a Notary Public in and for the above County and Commonwealth, personally appeared __________________, who acknowledged himself to be the _________________ of
MOYER PACKING COMPANY, and that he, as such officer, being authorized to do so, executed the within instrument for the purposes therein contained by signing the name of the Corporation by himself as such officer.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                          ________________________________
                                                  NOTARY PUBLIC

STATE OF ___________________  :
                                SS
COUNTY OF __________________  :

      On this ___ day of ____________________, 1994, before me, a Notary Public in and for the above County and State, personally appeared _________________, who acknowledged himself to be the _________________ of BIOPURE CORPORATION, and that he, as such officer, being authorized to do so, executed the within instrument for the purposes therein contained by signing the name of the Corporation by himself as such officer.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                          ________________________________
                                                  NOTARY PUBLIC

                                 WAIVER OF LIENS

      THIS AGREEMENT made and concluded this 21st day of October, 1994, between MOYER PACKING COMPANY, a Pennsylvania corporation, of 249 Allentown Road, Souderton, PA 18964-0395, party of the first part (hereinafter called Owner.)

                                       AND

BIOPURE CORPORATION, a Delaware corporation, party of the second part (hereinafter called Contractor).

      WHEREAS, the said parties have by a duly executed Agreement under seal, bearing even date herewith, entered into a written contract for the erection, construction and completion of a Separation Facility for the processing of bovine blood to be erected on all that certain tract of land situated in the Township of Franconia, County of Montgomery, Commonwealth of Pennsylvania, as shown on that certain Plan of Subdivision (Sheet 1 of 1), prepared for Moyer Packing Company ("Mopac") by Urwiler & Walter, Inc., dated August 24, 1994, as more fully described in Exhibit "A", attached hereto and made a part hereof.

      WHEREAS by the terms of the contract aforesaid the Contractor covenanted, promised and agreed that no mechanics' lien or claims would be entered and filed against the said building or buildings or any part thereof, or the curtilage or curtilages appurtenant thereto, either by himself or anyone else for any work, labor and materials supplied in the performance of the said contract, or under any supplemental contract or for extra work, in the erection, construction or completion of the said building or buildings or any of the curtilages appurtenant thereto.

      NOW THIS AGREEMENT WITNESSETH: That the Contractor for and in consideration of the contract aforesaid and the considerations mentioned thereunder, as well as the further consideration of One ($1.00) Dollar to him in hand paid by the Owner at or before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, does hereby covenant, promise and agree that no mechanics' lien or claim or other lien or claim of any kind whatsoever shall be filed or maintained against the said building or buildings or the curtilage or curtilages appurtenant thereto, by Contractor or by any sub-contractor, materialmen or laborers for work done or materials furnished under said contract or by any other party acting through or under them or any of them for and about said building or buildings or any part thereof, or on credit thereof, and that all sub-contractors, materialmen, and laborers on said work shall look to and hold Contractor personally liable for all sub-contracts, materials furnished and work and labor done, so that there shall not be any legal or lawful claim of any kind whatever against Owner for any work done or labor or materials furnished under said Contract for and about the erection, construction and completion of said buildings as aforesaid, or under any contract for extra work, or for work supplemental thereto, or otherwise.

      AND this Agreement waiving the right of liens shall be an independent covenant and shall operate and be effective as well as with respect to work done and materials furnished under any supplemental contract for extra work in the erection, construction and completion of the said building or buildings as to any work and labor done and materials furnished under the contract aforesaid.

      AND, in order to give the Owner full power and authority to protect himself and the lot or lots of ground against any and all claims filed by the Contractor or anyone acting under or through him or it in violation of the foregoing covenant, the said Contractor for himself, themselves, itself, hereby irrevocably authorizes and empowers any Attorney of any Court of Common Pleas of the Commonwealth of Pennsylvania, to appear for him, them, it or any of them, in any of the said Courts of Common Pleas as

Attorney for him, them, for it and in his, their, its name, marked satisfied of record at the cost and expense of the Contractor or of any subcontractor or materialman or materialmen, any and all claims or claim, lien or liens, filed by or for the contractor, or any subcontractor or materialman, or in his or their name against said building or buildings, lot or lots of ground or any part thereof and for such act or acts this shall be good and sufficient warrant and authority and a reference to the Court, Term, and Number in which and where this Agreement shall have been filed shall be a sufficient exhibit of the authority herein contained to warrant such action, and the Contractor for himself, themselves, itself, do hereby remise, release and quit-claim all rights and all manner of errors, defects and imperfections whatsoever in entering such satisfaction or in anywise touching or concerning the same.

      IN WITNESS WHEREOF, the said parties have hereunto set their hands and seals dated the day and year first above written.


WITNESSES PRESENT:                 OWNERS:

                                   MOYER PACKING COMPANY
/s/ Ruth Hinkle
                                   By: /s/ William G. Morral
                                       -------------------------------------
                                   Title: V.P. - President-Finance


                                   CONTRACTOR:

                                   BIOPURE CORPORATION


                                   By: /s/ James O'Shea
                                       -------------------------------------
                                   Title: President

                     [LETTERHEAD OF URWILER & WALTER, INC.]

                                                                October 10, 1994

Description of Lot #2.

ALL THAT CERTAIN tract of land situate in the Township of Franconia, County of Montgomery, Commonwealth of Pennsylvania, as shown on Mopac Plan of Subdivision (Sheet 1 of 1), prepared for Mopac by Urwiler & Walter, Inc. dated August 24, 1994, bounded and described as follows, to wit:

BEGINNING at a point on the Southeast ultimate right-of-way line of Souder Road (30 feet wide half width), said point being in the line of lands of Lot #2 and the lands of Terry L. Kiser, said point being also located the following two (2) dimensions from a point marking the intersection the centerline of Souder Road S.R. 1005 and the centerline of Allentown Road S.R. 1001 (33 feet legal right-of-way):

(1)   in a Southwesterly direction 370.00 plus or minus feet to a point

(2)   South 41 degrees 12 minutes 40 seconds East 27.77 feet to a point;

THENCE from said beginning point and extending along the said dividing line and on and thru a 30 feet wide drainage easement South 41 degrees 12 minutes 40 seconds East 234.04 feet to a point, said point being the Northwest corner of lands of Kenneth R. Schumann;

THENCE along said Schumann lands and the lands of James R. Depermentier South 39 degrees 55 minutes 22 seconds East 79.02 feet to a point, said point being the Northwest corner of Lot #1, said point being also in and along a proposed 20 feet wide utility easement;

THENCE along the line dividing the lands of Lot #1 and #2 South 27 degrees 43 minutes 00 seconds West 241.96 feet to a point, said point being in the Northeast line of lands of Dale L. & M. Aldine Frankenfield;


                           EXHIBIT "A" - Page 1 of 2

URWILER & WALTER, INC./Mopac/Lot #2/October 10, 1994/Page 2


THENCE along said Frankenfield lands South 44 degrees 31 minutes 22 seconds West
359.58 feet to a point, said point being in the Northeast corner of lands of Lot #3;

THENCE along Lot #3 and crossing a 20 feet wide utility easement North 45 degrees 32 minutes 52 seconds West 381.24 feet to a point, said point being on the Southeast ultimate right-of-way of Souder Road aforesaid;

THENCE along the Southeast ultimate right-of-way of Souder Road North 44 degrees 27 minutes 08 seconds East 616.74 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING: 5.090 acres of land more or less.


                           EXHIBIT "A" - Page 2 of 2

                                 WAIVER OF LIENS

      THIS AGREEMENT made and concluded this 21st day of October, 1994 between BIOPURE CORPORATION, a Delaware Corporation of 68 Harrison Avenue, Boston, MA 02111 party of the first part (hereinafter called Owner.)

                                       AND

The Richmond Group, Inc., a Massachusetts corporation party of the second part (hereinafter called Contractor).

      WHEREAS, the said parties have by a duly executed Agreement under seal, bearing even date herewith, entered into a written contract for the erection, construction and completion of a Separation Facility for the processing of bovine blood to be erected on all that certain tract of land situated in the Township of Franconia, County of Montgomery, Commonwealth of Pennsylvania, as shown on that certain Plan of Subdivision (Sheet 1 of 1), prepared for Moyer Packing Company ("Mopac") by Urwiler & Walter, Inc., dated August 24, 1994, as more fully described in Exhibit "A", attached hereto and made a part hereof.

      WHEREAS by the terms of the contract aforesaid the Contractor covenanted, promised and agreed that no mechanics' lien or claims would be entered and filed against the said building or buildings or any part thereof, or the curtilage or curtilages appurtenant thereto, either by himself or anyone else for any work, labor and materials supplied in the performance of the said contract, or under any supplemental contract or for extra work, in the erection, construction or completion of the said building or buildings or any of the curtilages appurtenant thereto.

      NOW THIS AGREEMENT WITNESSETH: That the Contractor for and in consideration of the contract aforesaid and the considerations mentioned thereunder, as well as the further consideration of one ($1.00) Dollar to him in hand paid by the Owner at or before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, does hereby covenant, promise and agree that no mechanics' lien or claim or other lien or claim of any kind whatsoever shall be filed or maintained against the said building or buildings or the curtilage or curtilages appurtenant thereto, by Contractor or by any sub-contractor, materialmen or laborers for work done or materials furnished under said contract or by any other party acting through or under them or any of them for and about said building or buildings or any part thereof, or on credit thereof, and that all sub-contractors, materialmen, and laborers on said work shall look to and hold Contractor solely liable for all sub-contracts, materials furnished and work and labor done, so that there shall not be any legal or lawful claim of any kind whatever against Owner for any work done or labor or materials furnished under said Contract for and about the erection, construction and completion of said buildings as aforesaid, or under any contract for extra work, or for work supplemental thereto, or otherwise.

      AND this Agreement waiving the right of liens shall be on independent covenant and shall operate and be effective as well as with respect to work done and materials furnished under any supplemental contract for extra work in the erection, construction and completion of the said building or buildings as to any work and labor done and materials furnished under the contract aforesaid.

      AND, unless Contractor shall promptly remove or cause to be removed all manner of lien of itself, its subcontractors or materialmen, with Counsel of its choosing upon notice by Owner, then in order to give the Owner full power and authority to protect himself and the lot or lots of ground against any and all claims filed by the Contractor or anyone acting under of through him or it in violation of the foregoing covenant, the said Contractor for himself, themselves, itself, hereby irrevocably authorizes and empowers any Attorney of any Court of Common Pleas of the

Commonwealth of Pennsylvania, to appear for him, them, it or any of them, in any of the said Courts of Common Pleas as Attorney for him, them, for it and in his, their, its name, marked satisfied of record at the cost and expense of the Contractor or of any subcontractor or materialman or materialmen, any and all claims or claim, lien or liens, filed by or for the Contractor, or any subcontractor or materialman, or in his or their name against said building or buildings, lot or lots of ground or any part thereof and for such act or acts this shall be good and sufficient warrant and authority and a reference to the Court, Term, and Number in which and where this Agreement shall have been filed shall be a sufficient exhibit of the authority herein contained to warrant such action, and the Contractor for himself, themselves, itself, do hereby remise, release and quit-claim all rights and all manner of errors, defects and imperfections whatsoever in entering such satisfaction of in anywise touching or concerning the same.

      IN WITNESS WHEREOF, the said parties have hereunto set their hands and seals dated the day and year first above written.


WITNESS PRESENT:                    OWNERS:

                                    BIOPURE CORPORATION


                                    By: /s/ James O'Shea
                                        ---------------------------------
                                    Title: President


                                    CONTRACTOR:

                                    The Richmond Group, Inc.


                                    By: /s/ Peter V. Markadian, President
                                        ---------------------------------
                                        Peter V. Markadian
                                        President

                     [LETTERHEAD OF URWILER & WALTER, INC.]


                                                                October 10, 1994

Description of Lot #2.

ALL THAT CERTAIN tract of land situate in the Township of Franconia, County of Montgomery, Commonwealth of Pennsylvania, as shown on Mopac Plan of Subdivision (Sheet 1 of 1), prepared for Mopac by Urwiler & Walter, Inc. dated August 24, 1994, bounded and described as follows, to wit:

BEGINNING at a point on the Southeast ultimate right-of-way line of Souder Road (30 feet wide half width), said point being in the line of lands of Lot #2 and the lands of Terry L. Kiser, said point being also located the following two (2) dimensions from a point marking the intersection the centerline of Souder Road S.R. 1005 and the centerline of Allentown Road S.R. 1001 (33 feet legal right-of-way):

(1)   in a Southwesterly direction 370.00 plus or minus feet to a point

(2)   South 41 degrees 12 minutes 40 seconds East 27.77 feet to a point;

THENCE from said beginning point and extending along the said dividing line and on and thru a 30 feet wide drainage easement South 41 degrees 12 minutes 40 seconds East 234.04 feet to a point, said point being the Northwest corner of lands of Kenneth R. Schumann;

THENCE along said Schumann lands and the lands of James R. Depermentier South 39 degrees 55 minutes 22 seconds East 79.02 feet to a point, said point being the Northwest corner of Lot #1, said point being also in and along a proposed 20 feet wide utility easement;

THENCE along the line dividing the lands of Lot #1 and #2 South 27 degrees 43 minutes 00 seconds West 241.96 feet to a point, said point being in the Northeast line of lands of Dale L. & M. Aldine Frankenfield;


                           EXHIBIT "A" - Page 1 of 2

URWILER & WALTER, INC./Mopac/Lot #2/October 10, 1994/Page 2




THENCE along said Frankenfield lands South 44 degrees 31 minutes 22 seconds West
359.58 feet to a point, said point being in the Northeast corner of lands of Lot #3;

THENCE along Lot #3 and crossing a 20 feet wide utility easement North 45 degrees 32 minutes 52 seconds West 381.24 feet to a point, said point being on the Southeast ultimate right-of-way of Souder Road aforesaid;

THENCE along the Southeast ultimate right-of-way of Souder Road North 44 degrees 27 minutes 08 seconds East 616.74 feet to the POINT AND PLACE OF BEGINNING.

CONTAINING: 5.090 acres of land more or less.


                           EXHIBIT "A" - Page 2 of 2